SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|


                  PRE-EFFECTIVE AMENDMENT NO. __                           |_|


                  POST-EFFECTIVE AMENDMENT NO. 28                          |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|



                  AMENDMENT NO.  30                                        |X|


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                          SELIGMAN FRONTIER FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                 REGISTRANT'S TELEPHONE NUMBER: 212-850-1864 OR
                             TOLL-FREE 800-221-2450

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                            THOMAS G. ROSE, TREASURER
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

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                   IT IS PROPOSED THAT THIS FILING WILL BECOME
                       EFFECTIVE (CHECK APPROPRIATE BOX):

|_| IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)             |_|  ON   (DATE)  PURSUANT TO PARAGRAPH (A)(1)
                                                                           ------

|X| ON MAY 28, 1999  PURSUANT TO PARAGRAPH (B)                    |_|  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
      ------------

|_| 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)             |_|  ON  (DATE)  PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.
                                                                          --------

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

  SELIGMAN
----------
  FRONTIER
FUND, INC.
                                   [GRAPHIC]


                                   PROSPECTUS

                                  JUNE 1, 1999

                               -----------------

                                 Seeking Growth
                                In Capital Value
                               Through Investments
                                In Small-Company
                                  Growth Stocks

                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED
                                ESTABLISHED 1864


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

EQFR1 6/99

TABLE OF CONTENTS

THE FUND

      Investment Objective/Principal Strategies    1

      Principal Risks    2

      Past Performance    3

      Fees and Expenses    4

      Management    5

      Year 2000    6


SHAREHOLDER INFORMATION

      Deciding Which Class of Shares to Buy    7

      Pricing of Fund Shares    9

      Opening Your Account    9

      How to Buy Additional Shares    10

      How to Exchange Shares Among
        the Seligman Mutual Funds    11

      How to Sell Shares    11

      Important Policies That May Affect
        Your Account    12

      Dividends and Capital Gain Distributions    13

      Taxes    13

      The Seligman Mutual Funds    14

FINANCIAL HIGHLIGHTS    15

HOW TO CONTACT US    17

FOR MORE INFORMATION    back cover


TIMES CHANGE ... VALUES ENDURE

THE FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Fund seeks growth of capital. Income may be considered but is incidental to the Fund's investment objective.

The Fund uses the following strategies to pursue its objective of growth of capital:


The Fund generally invests at least 65% of its total assets in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Fund maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that it believes display one or more of the following:


o Positive operating cash flows


o Quality management

o Unique competitive advantages


o Historically high returns on capital

--------------------------------------------------------------------------------
Small Companies: Companies with market capitalizations, at the time of purchase by the Fund, of $1.25 billion or less.
--------------------------------------------------------------------------------


The Fund generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund generally invests primarily in common stocks, however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the manager believes they offer capital growth opportunities. The Fund may invest in American Depositary Receipts (ADRs), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in USdollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper or certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective. The Fund's objective may be changed only with shareholder approval.

The Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's objective.

The Fund's Board of Directors may change the parameters by which "small companies" are defined if they conclude such a change is appropriate.


As with any mutual fund, there is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor larger, well-known companies over small, lesser-known companies.

The Fund seeks to reduce the risks of investing in small company stocks by adhering to its disciplined investment process and by diversifying its investments typically among more than 100 stocks and avoiding concentration in any one industry. The Fund may, however, invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

The Fund's performance may also be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's investments involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. There may also be adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to three widely-used measures of small company stock performance. Class C is a new class of shares, effective June 1, 1999, so no performance information is available.

Although the Fund's fiscal year ends on September 30, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

         [The following table represents a chart in the printed piece.]

                                1989    28.13%
                                1990    -9.03%
                                1991    49.63%
                                1992    15.99%
                                1993    26.30%
                                1994     7.01%
                                1995    36.43%
                                1996    11.26%
                                1997    17.83%
                                1998    -2.24%



          Best calendar quarter return: 23.43% - quarter ended 12/31/92
         Worst calendar quarter return: -23.39% - quarter ended 9/30/90
      Class A annual total return for the quarter ended 3/31/99: -18.88%


--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                               CLASS B                CLASS D
                                           ONE        FIVE        TEN        SINCE INCEPTION         SINCE INCEPTION
                                          YEAR        YEARS      YEARS           4/22/96                 5/3/93
                                         -------     -------    -------    -------------------     -------------------
Class A                                   -6.90%      12.24%     16.37%             --                    --
Class B                                   -7.79        n/a        n/a             3.79%                   --
Class D                                   -3.91       12.31       n/a               --                 16.09%
Russell 2000 Index                        -2.55       11.86      12.92            8.88(1)              13.54(2)
Russell 2000 Growth Index                  1.23       10.22      11.54            4.25(1)              12.39(2)
Lipper Small Cap Funds Average            -0.31       12.87      14.98            8.66(1)              14.41(2)

The Russell 2000 Index, Russell 2000 Growth Index, and the Lipper Small Cap Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Average does not reflect any sales charges and the Russell Indices do not reflect any fees or sales charges. The Russell 2000 Index measures the performance of small-cap stocks, the Russell 2000 Growth Index measures the performance of small-cap growth stocks, and the Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund.
(1) From April 30, 1996.
(2) From April 30, 1993.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES                                                       Class A      Class B      Class C      Class D
----------------                                                       ------       ------       ------       ------
Maxcimum Sales Charge (Load) on Purchases
  (as a % of offering price) .......................................    4.75%(1)      none           1%         none


Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  on Redemptions (as a % of original purchase price or
  current net asset value, whichever is less) ......................     none(1)        5%           1%           1%


ANNUAL FUND OPERATING EXPENSES FOR FISCAL YEAR 1998
(as a percentage of average net assets)
Management Fees ....................................................     .93%         .93%         .93%         .93%
Distribution and/or Service (12b-1) Fees ...........................     .23%        1.00%        1.00%        1.00%
Other Expenses .....................................................     .31%         .31%         .31%         .31%
                                                                        -----        -----        -----        -----
Total Annual Fund Operating Expenses ...............................    1.47%        2.24%        2.24%        2.24%
                                                                        =====        =====        =====        =====

(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


--------------------------------------------------------------------------------
MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, and auditing and legal fees.
--------------------------------------------------------------------------------

Example
-------

This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                      1 Year        3 Years      5 Years     10 Years
                       -----        -------      -------      -------
Class A                $617         $ 918        $1,240        $2,149
Class B                 727         1,000         1,400         2,381+
Class C                 425           793         1,288         2,649
Class D                 327           700         1,200         2,575

If you did not sell your shares at the end of each period, your expenses would be:

                      1 Year        3 Years      5 Years     10 Years
                       -----        -------      -------      -------
Class A                $617          $918        $1,240        $2,149
Class B                 227           700         1,200         2,381+
Class C                 325           793         1,288         2,649
Class D                 227           700         1,200         2,575

+ Class B shares will automatically convert to Class A shares after eight years.

MANAGEMENT

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 USregistered investment companies, which offer more than 50 investment portfolios with approximately $21.5 billion in assets as of April 30, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at April 30, 1999, of approximately $10.2 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .95% of the Fund's average daily net assets on the first $750 million of net assets and .85% of the Fund's average daily net assets in excess of $750 million. For the Fund's fiscal year ended September 30, 1998, the management fee paid by the Fund to Seligman was equal to an annual rate of .93% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
AFFILIATES OF SELIGMAN:


SELIGMAN ADVISORS, INC.:
The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.


SELIGMAN SERVICES, INC.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated financial advisor.

SELIGMAN DATA CORP. (SDC):
The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Fund is managed by the Seligman Small Company Team, headed by Mr. Arsen Mrakovcic. Mr. Mrakovcic, a Managing Director of Seligman, has been Vice President and Portfolio Manager of the Fund since October 1, 1995. Mr. Mrakovcic joined Seligman in June 1992 as a Portfolio Assistant. He was named Vice President, Investment Officer on January 1, 1995, and Managing Director on January 1, 1996. Mr. Mrakovcic also co-manages Seligman Henderson Global Smaller Companies Fund; and he manages the Seligman Frontier Portfolio and co-manages the Seligman Henderson Global Smaller Companies Portfolio, two portfolios of Seligman Portfolios, Inc.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.


In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.


SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

SHAREHOLDER INFORMATION

DECIDING WHICH CLASS OF SHARES TO BUY


Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:


   o  The amount you plan to invest.

   o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

   o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

   o Whether you may be eligible for reduced or no sales charges when you buy or sell shares. Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
CLASS A

   o  Initial sales charge on Fund purchases, as set forth below:

                                                                     SALES CHARGE             REGULAR DEALER
                                            SALES CHARGE                AS A %                  DISCOUNT
                                               AS A %                   OF NET                  AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      --------------------------          ----------------         ----------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00

      (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

      (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

   o  Annual 12b-1 fee (for shareholder services) of up to 0.25%.
   o  No sales charge on reinvested dividends or capital gain distributions.

   o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS B

   o  No initial sales charge on purchases.

   o  A declining CDSC on shares sold within 6 years of purchase:


  YEARS SINCE PURCHASE                             CDSC
  --------------------                            ------
  Less than 1 year                                   5%
  1 year or more but less than 2 years               4
  2 years or more but less than 3 years              3
  3 years or more but less than 4 years              3
  4 years or more but less than 5 years              2
  5 years or more but less than 6 years              1
  6 years or more                                    0


--------------------------------------------------------------------------------
Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares.
--------------------------------------------------------------------------------


   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

   o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.


   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CLASS C

   o  Initial sales charge on Fund purchases, as set forth below:

                                                                                              REGULAR DEALER
                                            SALES CHARGE             SALES CHARGE               DISCOUNT
                                               AS A %               AS A % OF NET               AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      --------------------------          -----------------        -----------------         --------------

      Less than $100,000                        1.00%                    1.01%                    1.00%
      $100,000 - $249,999                       0.50                     0.50                     0.50
      $250,000 - $1,000,000(2)                  0.00                     0.00                     0.00


      (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

      (2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

   o  A 1% CDSC on shares sold within eighteen months of purchase.
   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o No automatic conversion to Class Ashares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   CLASS D*

   o  No initial sales charge on purchases.
   o  A 1% CDSC on shares sold within one year of purchase.
   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

      *Class D shares are not available to all investors. Beginning June 1, 1999, you may purchase Class D shares only if (1) you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.
--------------------------------------------------------------------------------

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.


The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.


If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares of the Fund.


Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

--------------------------------------------------------------------------------
NAV:
Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

OPENING YOUR ACCOUNT


The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy -- Class D."

To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.


--------------------------------------------------------------------------------
YOU MAY BUY SHARES OF THE FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.
--------------------------------------------------------------------------------

The required minimum initial investments are:

         o Regular (non-retirement) accounts: $1,000
         o For Accounts Opened concurrently with Invest-A-Check(R):
           $100 to open if you will be making monthly investments
           $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.


    IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE A
                      SIGNATURE GUARANTEE) AT A LATER DATE.

HOW TO BUY ADDITIONAL SHARES


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.


Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Your investment will be made in the Class you already own. Send investment checks to:


                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-9766


Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

SELIGMAN TIME HORIZON MATRIX(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

SELIGMAN HARVESTER. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.


Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.


HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).


You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction, however, the dealer or financial advisor may charge a fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares, however, it may take longer to get your money.

As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not effect the date on which your redemption is actually processed.

You will need to guarantee your signature(s) if the proceeds are:
               (1) $50,000 or more;
               (2) to be paid to someone other than all account owners, or
               (3) mailed to other than your address of record.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.



SIGNATURE GUARANTEE:
PROTECTS YOU AND THE FUND FROM FRAUD. IT GUARANTEES THAT A SIGNATURE IS GENUINE.
A  GUARANTEE   MUST  BE  OBTAINED  FROM  AN  ELIGIBLE   FINANCIAL   INSTITUTION.
NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTEE.

You may need to provide additional documents to sell Fund shares if you are:

   o a corporation;
   o an executor or administrator;
   o a trustee or custodian; or
   o in a retirement plan.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Fund reserves the right to:

   o Refuse an exchange request if:

     1. you have exchanged twice from the same fund in any three-month period;

     2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

     3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

   o Refuse any request to buy Fund shares.

   o Reject any request received by telephone.

   o Suspend or terminate telephone services.

   o Reject a signature guarantee that SDC believes may be fraudulent.

   o Close your fund account if its value falls below $500.

   o Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

   o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record).

   o Exchange shares between funds.

   o Change dividend and/or capital gain distribution options.

   o Change your address.

   o Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form.

Restrictions apply to certain types of accounts:

   o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.

   o Corporations may not sell Fund shares by phone.

   o IRAs may only exchange Fund shares or request address changes by phone.

   o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

REINSTATEMENT PRIVILEGE

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains.

You may elect to:

(1) reinvest both dividends and capital gain distributions;

(2) receive dividends in cash and reinvest capital gain distributions; or

(3) receive both dividends and capital gain distributions in cash.


Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.


If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus, or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

--------------------------------------------------------------------------------
DIVIDEND:

A PAYMENT BY A MUTUAL FUND, USUALLY DERIVED FROM THE FUND'S NET INVESTMENT INCOME (DIVIDENDS AND INTEREST EARNED ON PORTFOLIO SECURITIES LESS EXPENSES).

CAPITAL GAIN DISTRIBUTION:

A PAYMENT TO MUTUAL FUND SHAREHOLDERS WHICH REPRESENTS PROFITS REALIZED ON THE SALE OF SECURITIES IN A FUND'S PORTFOLIO.

EX-DIVIDEND DATE:

THE DAY ON WHICH ANY DECLARED DISTRIBUTIONS (DIVIDENDS OR CAPITAL GAINS) ARE DEDUCTED FROM A FUND'S ASSETS BEFORE IT CALCULATES ITS NAV.
--------------------------------------------------------------------------------

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.


Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS
EQUITY
SPECIALTY
--------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND
INFORMATION FUND

SEEKS CAPITAL APPRECIATION BY INVESTING IN COMPANIES OPERATING IN ALL ASPECTS OF THE COMMUNICATIONS, INFORMATION, AND RELATED INDUSTRIES.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GLOBAL SECURITIES (US AND NON-US) OF COMPANIES IN THE TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN EMERGING MARKETS.

SMALL COMPANY
--------------------------------------------------------------------------------
SELIGMAN FRONTIER FUND

SEEKS GROWTH OF CAPITAL BY INVESTING PRIMARILY IN SMALL COMPANY GROWTH STOCKS.

SELIGMAN SMALL-CAP VALUE FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF SMALL COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF SMALLER COMPANIES AROUND THE WORLD, INCLUDING THE US.

MEDIUM COMPANY
--------------------------------------------------------------------------------
SELIGMAN CAPITAL FUND

SEEKS CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF COMPANIES WITH SIGNIFICANT POTENTIAL FOR GROWTH.

LARGE COMPANY
--------------------------------------------------------------------------------
SELIGMAN GROWTH FUND

SEEKS LONG-TERM GROWTH OF CAPITAL VALUE AND AN INCREASE IN FUTURE INCOME.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM GLOBAL ECONOMIC OR SOCIAL TRENDS.

SELIGMAN LARGE-CAP VALUE FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF LARGE COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.

SELIGMAN COMMON STOCK FUND

SEEKS FAVORABLE, BUT NOT THE HIGHEST, CURRENT INCOME AND LONG-TERM GROWTH OF BOTH INCOME AND CAPITAL, WITHOUT EXPOSING CAPITAL TO UNDUE RISK.

SELIGMAN HENDERSON INTERNATIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF MEDIUM- TO LARGE-SIZED COMPANIES, PRIMARILY IN THE DEVELOPED MARKETS OUTSIDE THE US.

BALANCED
--------------------------------------------------------------------------------
SELIGMAN INCOME FUND

SEEKS HIGH CURRENT INCOME AND IMPROVEMENT IN CAPITAL VALUE OVER THE LONG TERM, CONSISTENT WITH PRUDENT RISK OF CAPITAL.

FIXED-INCOME

INCOME
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND FUND

SEEKS TO MAXIMIZE CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH-YIELDING, HIGH-RISK CORPORATE BONDS, COMMONLY REFERRED TO AS "JUNK BONDS."

SELIGMAN U.S. GOVERNMENT SECURITIES FUND

SEEKS HIGH CURRENT INCOME PRIMARILY BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SECURITIES GUARANTEED BY THE US GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES, WHICH HAVE MATURITIES GREATER THAN ONE YEAR.

MUNICIPAL
--------------------------------------------------------------------------------
SELIGMAN MUNICIPAL FUNDS:
NATIONAL FUND

SEEKS MAXIMUM INCOME, EXEMPT FROM REGULAR FEDERAL INCOME TAXES.

STATE-SPECIFIC FUNDS:*

SEEK TO MAXIMIZE INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAXES AND FROM REGULAR INCOME TAXES IN THE DESIGNATED STATE.

CALIFORNIA        LOUISIANA          NEW JERSEY
 OHIGH-YIELD      MARYLAND           NEW YORK
 OQUALITY         MASSACHUSETTS      NORTH CAROLINA
COLORADO          MICHIGAN           OHIO
FLORIDA           MINNESOTA          OREGON
GEORGIA           MISSOURI           PENNSYLVANIA
                                     SOUTH CAROLINA

* A small portion of income may be subject to state taxes.

MONEY MARKET
--------------------------------------------------------------------------------
SELIGMAN CASH MANAGEMENT FUND

SEEKS TO PRESERVE CAPITAL AND TO MAXIMIZE LIQUIDITY AND CURRENT INCOME, BY INVESTING ONLY IN HIGH-QUALITY MONEY MARKET SECURITIES HAVING A MATURITY OF 90 DAYS OR LESS. THE FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five and one-half years or, if less than five and one-half years, the period of the Class's operations. Class C is a new Class, effective June 1, 1999, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information. Their reports, along with the Fund's financial statements, are included in the Fund's Annual and Mid-Year Reports, which are available upon request.


CLASS A


                                                SIX MONTHS                  YEAR ENDED SEPTEMBER 30,
                                                   ENDED      -----------------------------------------------------
                                              MARCH 31, 1999   1998        1997       1996        1995        1994
                                              --------------  ------      ------     ------      ------      ------
PER SHARE DATA:*
Net asset value, beginning of period              $12.44      $17.55      $15.38     $14.04      $11.62      $12.83
                                                  ------      ------      ------     ------      ------      ------
Income from investment operations:
  Net investment income                            (0.07)      (0.16)      (0.16)     (0.13)      (0.06)      (0.08)
  Net gains or losses on securities (both
    realized and unrealized)                       (0.34)      (3.32)       3.20       1.95        3.87        1.10
                                                  ------      ------      ------     ------      ------      ------
Total from investment operations                   (0.41)      (3.48)       3.04       1.82        3.81        1.02
                                                  ------      ------      ------     ------      ------      ------
Less distributions:
  Distributions (from capital gains)                  --       (1.63)      (0.87)     (0.48)      (1.39)      (2.23)
                                                  ------      ------      ------     ------      ------      ------
Total distributions                                   --       (1.63)      (0.87)     (0.48)      (1.39)      (2.23)
                                                  ------      ------      ------     ------      ------      ------
Net asset value, end of period                    $12.03      $12.44      $17.55     $15.38      $14.04      $11.62
                                                  ======      ======      ======     ======      ======      ======
TOTAL RETURN:                                    (3.30)%    (21.32)%      21.19%     13.40%      36.80%       9.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $274,680    $379,945    $568,261   $523,737    $272,122     $58,478
Ratio of expenses to average net assets            1.56%+      1.47%       1.52%      1.56%       1.43%       1.34%
Ratio of net income to average
  net assets                                     (1.07)%+    (1.05)%     (1.10)%    (0.91)%     (0.50)%     (0.87)%
Portfolio turnover rate                           31.33%      83.90%      97.37%     59.36%      71.52%     124.76%

----------
  * Per share amounts are calculated based on average shares outstanding. + Annualized



CLASS B                                                           YEAR ENDED
                                                 SIX MONTHS      SEPTEMBER 30,     4/22/96**
                                                   ENDED      ------------------      TO
                                              MARCH 31, 1999   1998        1997     9/30/96
                                              --------------  ------      ------    -------
PER SHARE DATA:*
Net asset value, beginning of period              $11.66      $16.68      $14.78     $14.55
                                                  ------      ------      ------     ------
Income from investment operations:
  Net investment income                            (0.11)      (0.27)      (0.27)     (0.11)
  Net gains or losses on securities (both
    realized and unrealized)                       (0.31)      (3.12)       3.04       0.34
                                                  ------      ------      ------     ------
Total from investment operations                   (0.42)      (3.39)       2.77       0.23
                                                  ------      ------      ------     ------
Less Distributions:
  Distributions (from capital gains)                  --       (1.63)      (0.87)        --
                                                  ------      ------      ------     ------
Total distributions                                   --       (1.63)      (0.87)        --
                                                  ------      ------      ------     ------
Net asset value, end of period                    $11.24      $11.66      $16.68     $14.78
                                                  ======      ======      ======     ======
TOTAL RETURN:                                    (3.60)%    (21.95)%      20.17%      1.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $55,851     $67,199     $69,869    $24,016
Ratio of expenses to average net assets            2.32%+      2.24%       2.30%      2.45%+
Ratio of net income to average net assets        (1.83)%+    (1.82)%     (1.88)%    (1.80)%+
Portfolio turnover rate                           31.33%      83.90%      97.37%     59.36%++

----------
  * Per share amounts are calculated based on average shares outstanding. ** Commencement of offering of shares.
  + Annualized.
 ++ For the year ended September 30, 1996.





CLASS D                                         SIX MONTHS                  YEAR ENDED SEPTEMBER 30,
                                                   ENDED      -----------------------------------------------------
                                              MARCH 31, 1999   1998        1997       1996        1995        1994
                                              --------------  ------      ------     ------      ------      ------
PER SHARE DATA:*
Net asset value, beginning of period              $11.67      $16.69      $14.77     $13.61      $11.40      $12.80
                                                  ------      ------      ------     ------      ------      ------
Income from investment operations:
  Net investment income                            (0.11)      (0.27)      (0.27)     (0.24)      (0.15)      (0.23)
  Net gains or losses on securities (both
    realized and unrealized)                       (0.32)      (3.12)       3.06       1.88        3.75        1.06
                                                  ------      ------      ------     ------      ------      ------
Total from investment operations                   (0.43)      (3.39)       2.79       1.64        3.60        0.83
                                                  ------      ------      ------     ------      ------      ------
Less Distributions:
  Distributions (from capital gains)                  --       (1.63)      (0.87)     (0.48)      (1.39)      (2.23)
                                                  ------      ------      ------     ------      ------      ------
Total distributions                                   --       (1.63)      (0.87)     (0.48)      (1.39)      (2.23)
                                                  ------      ------      ------     ------      ------      ------
Net asset value, end of period                    $11.24      $11.67      $16.69     $14.77      $13.61      $11.40
                                                  ======      ======      ======     ======      ======      ======
TOTAL RETURN:                                    (3.68)%    (21.94)%      20.32%     12.47%      35.53%       8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $179,299    $263,900    $390,904   $337,327    $145,443      $9,318
Ratio of expenses to average net assets            2.32%+      2.24%       2.30%      2.35%       2.29%       2.72%
Ratio of net income to average net assets        (1.83)%+    (1.82)%     (1.88)%    (1.70)%     (1.35)%      (2.25)%
Portfolio turnover rate                           31.33%      83.90%      97.37%     59.36%      71.52%     124.76%

----------
  * Per share amounts are calculated based on average shares outstanding. + Annualized

HOW TO CONTACT US

THE FUND                  Write:         Corporate Communications/
                                         Investor Relations Department
                                         J.& W. Seligman & Co. Incorporated
                                         100 Park Avenue, New York, NY 10017

                          Phone:         Toll-Free (800) 221-7844 in the US or
                                         (212) 850-1864 outside the US

                          Website:       http://www.seligman.com

YOUR REGULAR
(NON-RETIREMENT)
ACCOUNT                   Write:         Shareholder Services Department
                                         Seligman Data Corp.
                                         100 Park Avenue, New York, NY 10017

                          Phone:         Toll-Free (800) 221-2450 in the US or
                                         (212) 682-7600 outside the US

                          Website:       http://www.seligman.com

YOUR RETIREMENT
ACCOUNT                   Write:         Retirement Plan Services
                                         Seligman Data Corp.
                                         100 Park Avenue, New York, NY 10017

                          Phone:         Toll-Free (800) 445-1777

--------------------------------------------------------------------------------
24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2450 IN THE US OR (212) 682-7600 OUTSIDE THE US.

STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. IT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS INCORPORATED BY REFERENCE INTO (IS LEGALLY PART OF) THIS PROSPECTUS.

ANNUAL/SEMI-ANNUAL REPORTS CONTAIN ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.


                            SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBER:  811-4078

                          SELIGMAN FRONTIER FUND, INC.


                       Statement of Additional Information
                                  June 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Frontier Fund, Inc., dated June 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report and Mid-Year Report, and the Independent Auditors' Reports thereon, are incorporated herein by reference. The Annual Report and Mid-Year Report will be furnished to you without charge if you request a copy of this SAI.



                                Table of Contents

Fund History ..............................................................    2
Description of the Fund and its Investments and Risks .....................    2
Management of the Fund ....................................................    5
Control Persons and Principal Holders of Securities .......................   10
Investment Advisory and Other Services ....................................   10
Brokerage Allocation and Other Practices ..................................   16
Capital Stock and Other Securities ........................................   17
Purchase, Redemption, and Pricing of Shares ...............................   18
Taxation of the Fund ......................................................   23
Underwriters ..............................................................   24
Calculation of Performance Data ...........................................   26
Financial Statements ......................................................   28
General Information .......................................................   28
Appendix ..................................................................   29



EQFR1A

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on July 9, 1984.

              Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.


Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through ADRs or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.


Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.


Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.


Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933

Act, and the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Put Options. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. The Fund will not purchase options for speculative purposes.

Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

The Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.


Put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.


Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

o Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

o Purchase securities on "margin," or sell "short", or write or purchase put, call, straddle or spread options, except that the Fund may make margin deposits on future contracts, and may purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio;

o Invest more than 5% of its total assets, at market value, in securities of any one issuer other than the US Government, its agencies or instrumentalities, buy more than 10% of the voting securities of any issuer, or invest to control or manage any company;

o Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

o    Invest more than 25% of the value of its total assets in any one industry;

o Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under the Deferred Compensation Plan for Directors;

o Purchase or sell commodities and commodity contracts other than stock index futures contracts or purchase or hold real estate;

o Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

o Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security; or

o Make loans, except loans of portfolio securities (which loans would be fully collateralized and marked to market daily) and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

o Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.


Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 1998 and 1997 were 83.90% and 97.37%, respectively.

                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

             Name,                                                                      Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------
      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
             (61)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; and Director, Seligman Data Corp.,
                                                                 Kerr-McGee Corporation, diversified energy company.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

        Brian T. Zino*           Director, President and         Director and President, J. & W. Seligman & Co.
             (46)                Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Member of the Board of Governors
                                                                 of the Investment Company Institute and Director, ICI
                                                                 Mutual Insurance Company; Seligman Advisors, Inc., and
                                                                 Seligman Services, Inc.

     Richard R. Schmaltz*        Director and Member of the      Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of
                                                                 investment companies (except Seligman Cash
                                                                 Management Fund, Inc.); Director, Seligman
                                                                 Henderson Co., and Trustee Emeritus of Colby
                                                                 College. Formerly, Director, Investment Research
                                                                 at Neuberger & Berman from May 1993 to September
                                                                 1996.


        John R. Galvin                      Director             Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman Emeritus, American
        Packard Avenue,                                          Council on Germany; Governor of the Center for
       Medford, MA 02155                                         Creative Leadership; Director; Raytheon Co.,
                                                                 electronics; National Defense University; and the
                                                                 Institute for Defense Analysis.  Formerly, Director,
                                                                 USLIFE Corporation, life insurance; Ambassador, U.S.
                                                                 State Department for negotiations in Bosnia;
                                                                 Distinguished Policy Analyst at Ohio State University
                                                                 and Olin Distinguished Professor of National Security
                                                                 Studies at the United States Military Academy.  From
                                                                 June 1987 to June 1992, he was the Supreme Allied
                                                                 Commander, Europe and the Commander-in-Chief, United
                                                                 States European Command.

             Name,                                                                      Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------
       Alice S. Ilchman                     Director             Retired President, Sarah Lawrence College; Director
             (64)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle                                         companies; Trustee, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly,
                                                                 Trustee, The Markle Foundation, philanthropic
                                                                 organization; and Director, New York Telephone
                                                                 Company and International Research and Exchange
                                                                 Board, intellectual exchanges.


       Frank A. McPherson                   Director             Retired Chairman and Chief Executive Officer of
              (66)                                               Kerr-McGee Corporation; Director or Trustee, the
2601 Northwest Expressway,                                       Seligman Group of investment companies; Director,
           Suite 805E                                            Kimberly-Clark Corporation, consumer products; Bank
    Oklahoma City, OK 73112                                      of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                                 Medical Research Foundation; and National Boys and
                                                                 Girls Clubs of America; and Member of the Business
                                                                 Roundtable and National Petroleum Council.  Formerly,
                                                                 Chairman, Oklahoma City Public Schools Foundation;
                                                                 and Director, Federal Reserve System's Kansas City
                                                                 Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

         John E. Merow                      Director             Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
                                                                 125 Broad Street, Group of investment companies;
                                                                 Director, Commonwealth New York, NY 10004
                                                                 Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association;
                                                                 Municipal Art Society of New York; the U.S.
                                                                 Council for International Business; and New York
                                                                 Presbyterian Hospital; Chairman, American
                                                                 Australian Association; and New York Presbyterian
                                                                 Healthcare Network, Inc.; Vice-Chairman, the
                                                                 U.S.-New Zealand Council; and Member of the
                                                                 American Law Institute and Council on Foreign
                                                                 Relations.

        Betsy S. Michel                     Director             Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, The Geraldine R. Dodge
         P.O. Box 449                                            Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI).  Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

             Name,                                                                      Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------
        James C. Pitney                     Director             Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies.  Formerly, Director, Public
 P.O. Box 1945, Morristown, NJ                                   Service Enterprise Group, public utility.
             07962

       James Q. Riordan                     Director             Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development.  Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Company, Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer                     Director             Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     96 Evergreen Avenue,                                        Formerly, Director, USLIFE Corporation.
         Rye, NY 10580

       James N. Whitson                     Director             Director and Consultant, Sammons Enterprises, Inc.;
             (64)                                                Director or Trustee, the Seligman Group of investment
    6606 Forestshire Drive                                       companies; Director, C-SPAN and CommScope, Inc.,
       Dallas, TX 75230                                          manufacturer of coaxial cables.  Formerly, Executive
                                                                 Vice President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.


        Arsen Mrakovcic          Vice President and Portfolio    Managing Director, J. & W. Seligman & Co.
              (33)               Manager                         Incorporated; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the
                                                                 Seligman Group of investment companies.  Formerly,
                                                                 Vice President, Investment Officer, J. & W. Seligman
                                                                 & Co. Incorporated from January 1995 to January 1996
                                                                 and Portfolio Assistant, J. & W. Seligman & Co.
                                                                 Incorporated from June 1992 to January 1995.

       Lawrence P. Vogel                 Vice President          Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman
                                                                 Group of investment companies, and Seligman Services,
                                                                 Inc.; and Vice President and Treasurer, Seligman
                                                                 International, Inc., and Treasurer, Seligman
                                                                 Henderson Co.

             Name,                                                                      Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        with Fund                                  Past 5 Years
            -------                        ---------                                  ------------
        Frank J. Nasta                      Secretary            General Counsel, Senior Vice President, Law and
             (34)                                                Regulation and Corporate Secretary, J. & W. Seligman
                                                                 & Co. Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc.,
                                                                 Seligman International, Inc. and Seligman Data Corp.

         Thomas G. Rose                     Treasurer            Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits          from Fund and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Directors (1)(2)
       ------------------                            -------------       -------------           -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                         N/A
Brian T. Zino, Director and President                    N/A                 N/A                         N/A
Richard R. Schmaltz, Director                            N/A                 N/A                         N/A
John R. Galvin, Director                              $2,092.72              N/A                     $77,000
Alice S. Ilchman, Director                             2,020.85              N/A                      70,000
Frank A. McPherson, Director                           2,071.44              N/A                      75,000
John E. Merow, Director                                2,061.67              N/A                      74,000
Betsy S. Michel, Director                              2,092.72              N/A                      77,000
James C. Pitney, Director                              2,041.26              N/A                      72,000
James Q. Riordan, Director                             2,041.26              N/A                      72,000
Robert L. Shafer, Director                             2,041.26              N/A                      72,000
James N. Whitson, Director                             2,092.72(d)           N/A                      77,000(d)

----------
(1) For the Fund's fiscal year ended September 30, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Fund has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of September 30, 1998 was $13,492.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $22,181 and $13,644, respectively, as of September 30, 1998.

The Fund may, but is not obligated to, purchase shares of the Seligman Group of investment companies to hedge its obligations in connection with the Fund's Deferred Compensation Plan.

Sales Charges

Class A shares of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities


Control Persons

As of May 14, 1999, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of May 14, 1999, 14.37% of the Fund's Class A capital stock then outstanding, 34.29% of the Fund's Class B capital stock then outstanding and 45.43% of the Fund's Class D capital stock then outstanding, were owned of record by MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administrator, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.

Management Ownership

Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A capital stock as of May 14, 1999. As of the same date, no Directors or officers owned shares of the Fund's Class B or Class D capital stock.


                     Investment Advisory and Other Services

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .95% per annum of the Fund's average daily net assets on the first $750 million of net assets and .85% per annum of the Fund's average daily net assets in excess of $750 million. For the fiscal year ended September 30, 1998, the Fund paid Seligman $8,859,463, equal to

0.93% per annum of its average daily net assets. For the fiscal year ended September 30, 1997, the Fund paid Seligman $8,127,464, equal to .94% per annum of its average daily net assets, and for the fiscal year ended September 30, 1996, the Fund paid Seligman $6,014,692, equal to .92% per annum of its average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on October 11, 1988 and by the shareholders at a meeting held on December 15, 1988. Amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to the Manager by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund or by Seligman, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter

Seligman Advisors, Inc. (Seligman Advisors) an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:
---------------

                                                                                   Regular Dealer
                                     Sales Charge          Sales Charge              Reallowance
                                       As a % of           as a % of Net              As a % of
Amount of Purchase                 Offering Price(1)      Amount Invested          Offering Price
------------------                 -----------------      ---------------          --------------
Less than  $50,000                       4.75%                 4.99%                     4.25%
$50,000  -  $99,999                      4.00                  4.17                      3.50
$100,000  -  $249,999                    3.50                  3.63                      3.00
$250,000  -  $499,999                    2.50                  2.56                      2.25
$500,000  -  $999,999                    2.00                  2.04                      1.75
$1,000,000 and over(2)                     0                     0                         0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

Class C shares:
---------------

                                                                                   Regular Dealer
                                      Sales Charge          Sales Charge             Reallowance
                                        As a % of          as a % of Net              As a % of
Amount of Purchase                  Offering Price(1)     Amount Invested          Offering Price
------------------                  -----------------     ---------------          --------------
Less than  $100,000                       1.00%                 1.01%                      1.00%
$100,000  -  $249,999                     0.50                  0.50                       0.50
$250,000  -  $1,000,000(2)                  0                     0                          0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more, you will pay less in fees and charges if you buy Class A shares.

Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 1998, 1997, and 1996, Seligman Services received commissions in the amounts of $14,982, $25,093, and $156,157, respectively.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.


Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 1998 was $1,175,841, equivalent to .23% per annum of the average daily net assets of Class A shares.


Class B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the fiscal year ended September 30, 1998 was $796,405, equivalent to 1% per annum of the average daily net assets of Class B shares.


Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of services fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The Fund did not pay any 12b-1 fees in respect of Class C shares for the fiscal year ended September 30, 1998 because no Class C shares were issued or outstanding during such period.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund in respect of Class D shares for the fiscal year ended September 30, 1998 was $3,588,957, equivalent to 1% per annum of the average daily net assets of Class D shares.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 1998, Seligman Advisors has incurred $308,875 of unreimbursed expenses in respect of the Fund's Class D shares. This amount is equal to .12% of the net assets of Class D at September 30, 1998.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued by not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for its fiscal year ended September 30, 1998, were spent on the following activities in the following amounts (no Class C shares were outstanding during such fiscal year):


                                            Class A       Class B      Class D
                                            -------       -------      -------

Compensation to underwriters                    --      $    4,689    $  618,914

Compensation to broker/dealers            $1,175,841    $  199,044    $2,970,043

Other*                                          --      $  592,672          --

* Payment is made to FEP Capital, L. P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was approved on March 19, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on May 1, 1992. The 12b-1 Plan became effective in respect of the Class A shares on June 1, 1992. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.


The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 1998, 1997, and 1996, Seligman Services received distribution and service fees from the Fund pursuant to its 12b-1 Plan of $87,176, $65,586, and $73,340, respectively.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended September 30, 1998, 1997, and 1996, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $1,769,832, $1,446,040, and $956,356, respectively. The amount of brokerage commissions paid by the Fund has increased materially from 1996 due to an increase in portfolio turnover.

Commissions

For the fiscal years ended September 30, 1998, 1997, and 1996, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage

During its fiscal year ended September 30, 1998 neither the Fund nor Seligman directed any of the Fund's brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During its fiscal year ended September 30, 1998, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.10, divided into four classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. Each share of the Fund's Class A, Class B, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.



Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.


Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.


Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.


Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----

Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%


Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C, and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund, may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
     70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.


If, with respect to a redemption of any Class A, Class B, Class C, or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Fund Reorganizations

Class A and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price

When you buy or sell fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents'

Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares are sold at NAV(2). Using each Class's NAV at March 31, 1999, (except Class C shares, which commences operations effective June, 1 1999) the maximum offering price of the Fund's shares is as follows:

Class A
-------
     Net asset value per share......................................     $12.03
                                                                         ------

     Maximum sales charge (4.75% of offering price).................        .60
                                                                         ------

     Offering price to public.......................................     $12.63
                                                                         ======

Class B
-------
     Net asset value and offering price per share(2)................     $11.24
                                                                         ======

Class D
-------
     Net asset value and offering price per share(2) ...............     $11.24
                                                                         ======


----------
(1) In addition to the 1.00% front-end sales charge, Class C shares are subject to a 1% CDSC if you redeem your shares within eighteen months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are also subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholder on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Fund for the fiscal years ended September 30, 1998, 1997 and 1996, amounted to $1,040,233, $1,825,779, and $6,222,709, respectively, of which $117,076,
$203,896, and $689,900, respectively, was retained by Seligman Advisors. No Class C shares of the Fund were issued or outstanding during such fiscal years. Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during its fiscal year ended September 30, 1998:

Net Underwriting        Compensation on
  Discounts and         Redemptions and
   Commissions            Repurchases
 (Class A Sales       (CDSC on Class A and       Brokerage           Other
Charge Retained)       Class D Retained)        Commissions     Compensation (1)
----------------       -------------------      -----------     ----------------

    $117,076                $119,411               $0               $59,977


(1) Seligman Advisors has sold its rights to collect any the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for the fiscal year ended 1998 are reflected in the table.


Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods through September 30, 1998, were -25.08%, 9.12%, and 14.31%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of public offering price and assuming that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). Table A below illustrates the total return (income and capital) on Class A shares of the Fund, assuming all dividends and gain distributions are reinvested in additional taken in shares. It shows that a $1,000 investment in Class A shares, assuming payment of the initial 4.75% sales charge, made on September 30, 1988, had a value of $3,811 on September 30, 1998, resulting in an aggregate total return of 281.09%.

The average annual total returns for the Fund's Class B shares for the one-year period ended September 30, 1998 and for the period from April 22, 1996 (inception) through September 30, 1998, were -25.45% and -2.99%, respectively. These returns were computed assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC. Table B illustrates the total return (income and capital) on Class B shares of the Fund, assuming all dividends and gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $929 on September 30, 1998, resulting in an aggregate total return of -7.14%.

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended September 30, 1998 and for the period from May 3, 1993 (inception) through September 30, 1998, were -22.64%, 9.12%, and 13.20%, respectively. These returns were computed assuming that all of the dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting for the one year period the 1% CDSC, if applicable. Table C illustrates the total return (income and capital) on Class D shares of the Fund, assuming all dividends and gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $1,957 on September 30, 1998, resulting in an aggregate total return of 95.68%.

Class C shares are a new class, effective June 1, 1999, so no performance data is presented.

The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                                         TABLE A - CLASS A

                    Value of          Value of                         Total Value
     Year            Initial        Capital Gain       Value of             of                Total
   Ended(1)       Investment(2)    Distributions      Dividends       Investment(2)       Return(1)(3)
   --------       -------------    -------------      ---------       -------------       ------------
    9/30/89          $1,242            $  ---           $---             $1,242
    9/30/90             968               ---            ---                968
    9/30/91           1,479                 5             1               1,485
    9/30/92           1,412               145             1               1,558
    9/30/93           1,772               574             1               2,347
    9/30/94           1,605               971             1               2,577
    9/30/95           1,939             1,584             2               3,525
    9/30/96           2,124             1,871             2               3,997
    9/30/97           2,424             2,418             2               4,844
    9/30/98           1,718             2,091             2               3,811              281.09%

                                         TABLE B - CLASS B

                    Value of          Value of                         Total Value
     Year            Initial        Capital Gain       Value of             of                Total
   Ended(1)       Investment(2)    Distributions      Dividends       Investment(2)       Return(1)(3)
   --------       -------------    -------------      ---------       -------------       ------------
    9/30/96          $1,016            $  ---           $---             $1,016
    9/30/97           1,146                75            ---              1,221
    9/30/98             777               152            ---                929               -7.14%

                                         TABLE C - CLASS D

                    Value of          Value of                         Total Value
     Year            Initial        Capital Gain       Value of             of                Total
   Ended(1)       Investment(2)    Distributions      Dividends       Investment(2)       Return(1)(3)
   --------       -------------    -------------      ---------       -------------       ------------
    9/30/93          $1,265            $  ---           $---             $1,265
    9/30/94           1,126               241            ---              1,367
    9/30/95           1,345               507            ---              1,852
    9/30/96           1,459               624            ---              2,083
    9/30/97           1,649               858            ---              2,507
    9/30/98           1,153               804            ---              1,957               95.68%

----------
1 For the ten-year period ended September 30, 1998 for Class A shares, from commencement of operations of Class B shares on April 22, 1996 and from commencement of operations of Class D shares on May 3, 1993.

2 The "Value of Initial Investment" as of the date indicated (1) reflects the effect of the maximum initial sales charge or CDSC, if applicable, (2) assumes that all dividends and capital gain distributions were taken in cash, and (3) reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" (1) reflects the effect of the CDSC, if applicable, and (2) assumes investment of all dividends and capital gain distributions.

3 Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The total returns and average annual total returns of Class A shares quoted from time to time for periods through June 1, 1992, do not reflect the deduction of 12b-1 fees, because the 12b-1 Plan was implemented on that date. The total returns and average annual total returns for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fee, approved by shareholders on December 12, 1995, and effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.


From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. The Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

The Fund's advertising or promotional material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              Financial Statements


The Annual Report to Shareholders for the fiscal year ended September 30, 1998 and the Mid-Year Report to Shareholders for the fiscal six-month period ended March 31, 1999, contain a schedule of the investments of the Fund as of September 30, 1998 and March 31, 1999, respectively, as well as certain other financial information. The financial statements and notes included in the Annual Report and Mid-Year Report, and the Independent Auditors' Reports thereon, are incorporated herein by reference. The Annual Report and Mid-Year Report will be furnished without charge to investors who request copies of this SAI.


                               General Information

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                    Appendix

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War -Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

  SELIGMAN
----------
  FRONTIER
FUND, INC.

                                   [Picture]
                                  ANNUAL REPORT
                               SEPTEMBER 30, 1998

                                 SEEKING GROWTH
                                IN CAPITAL VALUE
                                    THROUGH
                                 INVESTMENTS IN
                                  SMALL-COMPANY
                                  GROWTH STOCKS

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[picture omitted]

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

Table of
Contents

To the Shareholders ........................................................   1
Interview With Your Portfolio Manager ......................................   2
Performance Overview .......................................................   4
Portfolio Overview .........................................................   7
Portfolio of Investments ...................................................   9
Statement of Assets and Liabilities ........................................  14
Statement of Operations ....................................................  15
Statements of Changes in Net Assets ........................................  16
Notes to Financial Statements ..............................................  17
Financial Highlights .......................................................  20
Report of Independent Auditors .............................................  22
Board of Directors .........................................................  23
Executive Officers AND For More Information ................................  24
Glossary of Financial Terms ................................................  25

TO THE SHAREHOLDERS

For the 12 months ended September 30, 1998, Seligman Frontier Fund had a total return of -21.32% based on the net asset value of Class A shares, outperforming the -24.83% total return of the Russell 2000 Growth Index, which is its market benchmark. The total return of its peer group, as measured by the Lipper Small Cap Funds Average was -20.52%. A discussion with your Portfolio Manager regarding the past 12 months begins on page 2.

Despite their often superior sales and earnings growth, attractive valuations, and limited exposure to depressed foreign markets, small-capitalization growth stocks fared poorly in the past year compared to large-capitalization growth stocks. The primary reason for the poor returns in the sector was the Asian financial crisis, which caused investors to seek the perceived safety and liquidity of large-cap growth stocks. The situation for small caps further deteriorated in the final months of the Fund's fiscal year as the Asian crisis worsened, Japan's recession and banking problems deepened, Russia's economy neared ruin, and Brazil encountered fiscal problems that threatened all of Latin America. The quest for liquidity in these volatile financial markets further exacerbated investors' flight to large caps.

Global financial disorder, while likely to continue for many months, may ultimately have a positive impact on small-cap valuations. Widespread currency devaluations and depressed demand for products in Asia, Latin America, and Russia, has led to concern about the future earnings of large-cap multinational companies. Ongoing uncertainty about business conditions may compel investors to favor smaller domestic companies whose revenues typically have only modest exposure to today's tumultuous overseas markets.

Meanwhile, small-cap valuations have dropped to levels last seen in 1990, just before the most recent extended run-up in value. In the 12 months ended September 30, the S&P 500 gained 9.0%, while the Russell 2000 Growth Index fell by 24.83%. The last two times the Russell 2000 suffered comparable declines, in 1979 and in 1990, strong rallies in small-cap stock prices followed. We believe that the present low valuations and relatively positive earnings prospects of small caps improve the potential for outperformance relative to large caps, especially in light of the possibility that large caps may experience further earnings pressure in the coming months.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that when our plans are finalized and all systems are tested, there will be no disruption in the services provided by your Fund.

Thank you for your continued support of Seligman Frontier Fund. We look forward to serving your investment needs in the many years to come. The Fund's portfolio of investments and financial statements follow this letter.

By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman

                                /s/Brian T. Zino
                                ----------------
                                Brian T. Zino
                                President

October 30, 1998

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

Q.  HOW DID SELIGMAN FRONTIER FUND PERFORM IN THE PAST 12 MONTHS?

A. For the 12 months ended September 30, 1998, Seligman Frontier Fund posted a total return of -21.32% based on the net asset value of Class A shares. The Fund outperformed the -24.83% return of the Russell 2000 Growth Index, its market benchmark. The Fund's return lagged the -20.52% total return of its peers, as measured by the Lipper Small Cap Funds Average.

Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN FRONTIER FUND IN THE PAST 12 MONTHS?

A. Small-capitalization growth stocks continued to underperform large-capitalization growth stocks during the period, stretching the gradual price decline to three and one-half years. The decline in small-cap stock prices persisted, despite their attractive valuations relative to their growth rates.

    Despite ongoing strength in the domestic economy, economic turmoil began to spread throughout the world during the past 12 months, increasing investor concern in the US equity markets. The Asian financial crisis worsened, Japan again failed to resolve its banking problems, Russia allowed the ruble to devalue and subsequently defaulted on many of its debts, emerging markets collapsed, and the specter of economic crises looming throughout Latin America pressured equity markets worldwide. These factors prompted a so-called "flight to quality," in which many domestic and overseas investors sought the perceived safety and liquidity of large-cap growth stocks, often at the expense of small-cap stocks. As the US stock market was shaken by volatility in the final quarter of the Fund's fiscal year, the situation for small-cap stocks further deteriorated. Small caps were also hurt by continuing heavy volumes of initial public offering (IPO) activity, resulting in an oversupply of small-cap stocks in the market.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. We are long-term investors who purchase small- capitalization growth stocks with significant earnings growth potential, and that are selling at reasonable cash flow valuations. Holdings are added to the portfolio based on their individual merits, on a stock-by-stock basis.

    We analyze the underlying fundamentals of companies, and prefer those with strong management, solid product lines, market niche dominance, proprietary and innovative products, and significant management ownership. Additionally, we favor companies with revenues and reported earnings growth of 20% or more, and with businesses and market shares that are growing faster than the

--------------------------------------------------------------------------------

SELIGMAN SMALL COMPANY TEAM

Ted Hillenmeyer, Arsen Mrakovcic (Portfolio Manager), Rick Ruvkun, Sonia Thomas (Administrative Assistant),Bruce Zirman

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Team, headed by Arsen Mrakovcic. Mr. Mrakovcic is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC

    industry norm. We prefer companies that generate operating cash flow to finance growth over those which rely on excessive debt.

    We choose to sell stocks when they reach our target price, or when the company or industry fundamentals deteriorate. Seligman Frontier Fund remains highly diversified in order to reduce sector risk. No sector has a weighting of more than 25%, and no single stock represents more than 3% of the Fund's net assets.

Q.  WHAT INDUSTRY GROUPS INFLUENCED THE FUND'S PERFORMANCE?

A. In an environment of global economic uncertainty and equity market volatility, defensive stocks lived up to their name. Consumer noncyclical stocks, such as Duane Reade, also did well. Health care stocks also were a profitable part of the portfolio. Several stocks in the pharmaceuticals sector outperformed expectations, as did some holdings in the consumer staples sector, such as U.S. Foodservice, a provider to the food service industry. Additionally, information technology services companies posted solid results for the 12-month period. These included BISYS Group, a supplier of data processing services; American Management Systems, which furnishes management and administration of computer services; and Ceridian, which provides data processing services.

    Further, a number of companies in the portfolio were acquired by larger companies during the 12-month period. Mergers and acquisitions activity demonstrates that the private market recognizes the quality of these companies, and the value of their stocks. These companies included R.P. Scherer, which manufactures soft gelatin capsules ("softgels"), and AmeriSource Health, a distributor of pharmaceutical supplies. As a result of mergers activity, these companies posted strong performances, benefiting the Fund.

    The basic materials sector is generally more sensitive to global economic conditions, and did not do well in the 12-month period. The capital goods, financial services, and transportation sectors also underperformed our expectations, mainly due to stock selection in each sector. In the capital goods sector, UCAR International, a producer of graphite electrodes, affected the portfolio's performance due to the company's unresolved antitrust issues. In the financial services sector, CCA Prison Realty Trust, a real estate investment trust for prisons, underperformed expectations because of concerns about slowing growth in the prison-building industry.

    Additionally, within the portfolio, there were poor performers even in strong industry sectors. Health care company ESC Medical Systems develops and manufactures medical devices for non-invasive, elective treatment of varicose veins. The stock suffered because of depressed demand, as discretionary procedures generally are more sensitive to economic conditions. In the business goods and services sector, Modis Professional Services, formerly AccuStaff, a provider of temporary personnel services, also underperformed expectations because of nationwide high levels of employment. In the educational services sector, EduTrek International, operator of the American Intercontinental University, also dampened the portfolio's performance.

Q.  WHAT IS YOUR OUTLOOK?

A. History gives us reason for optimism. Despite the recent broad market downturn, which caused the S&P 500 to fall 14.1% from its peak on July 17, the S&P 500 was still up 9.0% in the past 12 months. However, the Russell 2000 Index dropped 19.02% in this period, and the Russell 2000 Growth Index fell 24.83%. This wide gap in performance between the S&P 500 and the Russell 2000 Indices suggests that small caps are attractively valued compared to the large-cap growth stocks of the S&P 500. At current valuations, small caps should provide an attractive alternative to large caps, which have high price-to-earnings ratios. In fact, small-cap

                                                           (Continued on page 6)

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended September 30, 1998, to a $10,000 investment made in the Lipper Small Cap Funds Average (Lipper Average), the Lipper Small Cap Fund Index (Lipper Index), the Russell 2000 Growth Index, and the Russell 2000 Index for the same period. The performances of Seligman Frontier Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper Average and the Lipper Index exclude the effect of sales charges, and the Russell indices exclude the effect of any fees or sales charges.

   Seligman Frontier Fund will no longer be compared to the Lipper Index after September 30, 1998. Instead, the Fund will be compared to the Lipper Average, which measures the performance of the entire universe of funds that have similar investment objectives to your Fund. The Manager believes that the Lipper Average is more appropriate than the more narrowly focused Lipper Index, which measures the performance of only 30 funds. Therefore, going forward, your Fund will be compared to the Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index.


[Table below presents plot points for line chart]

                                           Lipper    Lipper    Russell
                                            SmCap     SmCap       2000   Russell
               Without           With       Funds      Fund     Growth      2000
DATE      Sales Charge   Sales Charge         Avg     Index      Index     Index
--------------------------------------------------------------------------------
9/30/88         10,000          9,530       10,000    10,000    10,000    10,000
12/31/88         9,971          9,503       10,053    10,050     9,913     9,934
3/31/89         10,812         10,304       10,860    10,808    10,649    10,699
6/30/89         11,464         10,925       11,657    11,528    11,338    11,380
9/30/89         13,029         12,417       12,783    12,527    12,350    12,149
12/31/89        12,775         12,175       12,419    12,166    11,912    11,547
3/31/90         12,391         11,809       12,249    11,907    11,595    11,292
6/30/90         13,261         12,638       13,199    12,605    12,326    11,728
9/30/90         10,159          9,682       10,182     9,760     9,109     8,850
12/31/90        11,622         11,076       11,114    10,490     9,837     9,295
3/31/91         14,342         13,668       13,974    12,961    12,842    12,059
6/30/91         14,051         13,391       13,746    12,821    12,397    11,872
9/30/91         15,578         14,847       15,251    14,123    13,734    12,840
12/31/91        17,390         16,573       16,805    15,582    14,871    13,575
3/31/92         17,558         16,733       17,268    15,753    15,279    14,593
6/30/92         15,831         15,088       15,850    14,431    13,444    13,598
9/30/92         16,343         15,575       16,380    14,912    13,705    13,987
12/31/92        20,171         19,224       19,026    17,326    16,028    16,075
3/31/93         20,210         19,261       19,489    17,519    15,741    16,762
6/30/93         21,668         20,651       20,091    18,063    16,194    17,128
9/30/93         24,624         23,467       21,860    19,729    17,705    18,625
12/31/93        25,477         24,280       22,403    20,260    18,170    19,114
3/31/94         25,151         23,970       21,775    19,526    17,431    18,607
6/30/94         23,476         22,373       20,595    18,470    16,336    17,882
9/30/94         27,036         25,766       22,324    20,189    17,859    19,123
12/31/94        27,263         25,983       22,260    20,161    17,727    18,766
3/31/95         29,397         28,016       23,548    21,292    18,698    19,631
6/30/95         32,452         30,928       25,659    23,266    20,553    21,471
9/30/95         36,983         35,246       28,663    26,174    22,890    23,591
12/31/95        37,194         35,448       29,313    26,535    23,229    24,103
3/31/96         39,294         37,449       31,256    28,032    24,562    25,332
6/30/96         42,048         40,073       33,684    30,258    25,996    26,600
9/30/96         41,939         39,970       34,369    30,639    25,775    26,690
12/31/96        41,383         39,440       35,217    30,348    25,842    28,078
3/31/97         37,300         35,548       32,890    27,489    23,132    26,626
6/30/97         44,887         42,779       38,527    32,162    27,191    30,942
9/30/97         50,824         48,437       44,840    37,067    31,792    35,546
12/31/97        48,762         46,472       42,640    34,906    29,185    34,355
3/31/98         53,648         51,129       47,342    38,648    32,652    37,812
6/30/98         51,880         49,444       45,390    37,156    30,778    36,050
9/30/98         39,987         38,109       35,638    29,205    23,896    28,786


   The stocks of smaller companies may be subject to above-average market price fluctuations.

   The performances of Class B and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 1998


                                                                                      AVERAGE ANNUAL
                                             ---------------------------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------
CLASS A**
With Sales Charge                             (28.99)%        (25.08)%       9.12%        14.31%         n/a            n/a
Without Sales Charge                          (25.46)         (21.32)       10.18         14.87          n/a            n/a

CLASS B**
With CDSC+                                    (29.49)         (25.45)         n/a           n/a        (2.99)%          n/a
Without CDSC                                  (25.78)         (21.95)         n/a           n/a        (1.97)           n/a

CLASS D**
With 1% CDSC                                  (26.46)         (22.64)         n/a           n/a          n/a            n/a
Without CDSC                                  (25.72)         (21.94)        9.12           n/a          n/a          13.20%

LIPPER SMALL CAP FUNDS AVERAGE***             (24.72)         (20.52)       10.27         13.55         2.44o         12.41oo

LIPPER SMALL CAP FUND INDEX***                (24.43)         (21.21)        8.16         11.31        (1.47)o        10.56oo

RUSSELL 2000 GROWTH INDEX***                  (26.82)         (24.83)        6.19          9.11        (4.11)o         8.66oo

RUSSELL 2000 INDEX***                         (23.87)         (19.02)        9.10         11.15         3.18o         11.07oo


NET ASSET VALUE

             SEPTEMBER 30, 1998        MARCH 31, 1998        SEPTEMBER 30, 1997
            --------------------      -----------------     --------------------
CLASS A            $12.44                  $16.69                  $17.55
CLASS B             11.66                   15.71                   16.68
CLASS D             11.67                   15.71                   16.69

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED SEPTEMBER 30, 1998

PAID                  $1.634
REALIZED               0.471
UNREALIZED            (0.393)++

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Average, the Lipper Index, the Russell 2000 Growth Index, and the
    Russell 2000 Index are unmanaged benchmarks that assume investment of all dividends. The Lipper Average and Index do not reflect sales charges, and the Russell 2000 Growth Index and the Russell 2000 Index do not reflect fees and sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ Represents the per share amount of net unrealized depreciation of portfolio securities as of September 30, 1998.
  o From April 30, 1996.
 oo From April 30, 1993.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
ARSEN MRAKOVCIC (CONTINUED)

    valuations have fallen to levels not seen since 1990, just before the beginning of their last extended increase in price. The last two times the Russell 2000 was down 30% from its highs, in 1979 and in 1990, strong rallies followed.

    Small-cap companies are generally distinguished by the type of innovation that drives economic growth in this country. Smaller companies tend to possess internal management dynamics and product cycles that can weather economic turmoil and fickle financial markets. Further, smaller companies can, to a greater degree than larger companies, control their own destiny, irrespective of overall economic conditions. We are confident that the valuations and earnings prospects of small-cap stocks are favorable, especially in light of the possibility that large caps may experience earnings pressure in the coming months.

    We believe the case is strong for an impending appreciation in the price of small-cap stocks. Global financial disorder is likely to persist for many months, and could have less of a negative impact on small caps than on large caps. The strong dollar, widespread currency devaluations, and depressed demand for products in Asia, Latin America, and Russia has led to uncertainty about future earnings of large-cap multinational companies that do business in these regions. However, most small-cap growth companies have little exposure to depressed overseas markets, and they do not compete against local firms for market share. The earnings growth of a majority of US small caps is dependent to a great degree on the viability of their innovative products and their product cycles, and reflects their ability to execute their business plans. Overall, small-cap companies are less dependent on global economic conditions than are large-cap companies.

    The Federal Reserve Board's September and October cuts in short-term interest rates may benefit long-duration investments such as small-cap stocks. The rate reductions were done to temper inflation and sustain domestic economic growth, and to help cushion the US economy from global financial turmoil. Since the revenues of smaller companies are primarily linked to the strength of the domestic economy, an interest-rate cut may improve their earnings. Finally, the IPO market has slowed significantly, since the pricing of recent new issues was soft, and after-market performance was poor. Lower volumes of IPOs could help the performances of existing small-cap stocks.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
SEPTEMBER 30, 1998


                                                                                         PERCENT OF NET ASSETS
                                                                                             SEPTEMBER 30,
                                                                                       ------------------------
                                      ISSUES         COST                VALUE            1998          1997
                                      -------  -----------------   ----------------     --------      --------
COMMON STOCKS:
  Basic Materials ..................      1       $ 10,515,779        $  5,718,600          0.8           1.8
  Capital Goods ....................     12         69,335,393          70,346,906          9.9          10.9
  Communication Services ...........     --                 --                  --           --           0.3
  Consumer Cyclicals ...............     21        148,741,535         153,814,828         21.6          18.1
  Consumer Staples .................     11         77,651,120          76,684,434         10.8           6.4
  Energy ...........................      5         30,913,966          26,190,088          3.7           3.3
  Financial Services ...............     10         47,932,737          40,044,378          5.6           8.6
  Health Care ......................     23        135,773,969         130,795,161         18.4          17.3
  Technology .......................     24        146,864,724         140,975,289         19.8          22.9
  Transportation ...................      1          2,916,595           2,771,437          0.4           2.2
  Utilities ........................      1         11,115,552          11,267,800          1.6           1.9
  Other ............................      1                 --               6,875           --            --
                                      -----   ----------------    ----------------      -------       -------
                                        110        681,761,370         658,615,796         92.6          93.7
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ....      1         52,427,941          52,427,941          7.4           6.3
                                      -----   ----------------    ----------------      -------       -------
NET ASSETS .........................    111       $734,189,311        $711,043,737        100.0         100.0
                                      =====   ================    ================      =======       =======


LARGEST INDUSTRIES
SEPTEMBER 30, 1998

[Table below represents values for a bar chart]

CONSUMER CYCLICALS     21.6%     $153,814,828
TECHNOLOGY             19.8%     $140,975,289
HEALTH CARE            18.4%     $130,795,161
CONSUMER STAPLES       10.8%      $76,684,434
CAPITAL GOODS           9.9%      $70,346,906

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING THE PAST SIX MONTHS

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       9/30/98
-----------                       -----------   -----------
AVX .............................   581,500       581,500
Casella Waste Systems
  (Class A) .....................   280,700       280,700
ESC Medical Systems .............   250,000       250,000
Personnel Group of America ......   533,100     1,033,100
PSS World Medical ...............   648,900       990,700
Schein (Henry) ..................   177,400       177,400
Sinclair Broadcast Group
  (Class A) .....................   134,300       268,600(1)
Superior Services ...............   300,200       300,200
Universal Health Services
  (Class B) .....................   150,000       150,000
Vlasic Foods International ......   498,600       498,600



                                           SHARES
                                ----------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       9/30/98
-------------                     -----------   -----------
Black Box .......................   275,000            --
Ceridian ........................   236,400       157,700
Credence Systems ................   561,700            --
Equity ..........................   337,700            --
First Sierra Financial ..........   300,000            --
Kemet ...........................   801,500            --
National Surgery Centers ........   577,800            --
Oak Industries ..................   304,000       142,900
Scherer (R.P.) ..................   300,100            --
Synopsys ........................   213,300            --

Largest portfolio changes from previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 134,300 shares received as a result of a 2-for-1 stock split.


LARGEST PORTFOLIO HOLDINGS
SEPTEMBER 30, 1998

SECURITY                                     VALUE
----------                              ---------------
Total Renal Care Holdings ..............  $18,564,000
PSS World Medical ......................   18,327,950
Burr-Brown .............................   14,931,652
Modis Professional Services ............   14,172,225
U.S. Foodservice .......................   13,632,187
Province Healthcare ....................   13,191,578
Allied Waste Industries ................   13,072,391
Personnel Group of America .............   12,720,044
Omnicare ...............................   12,700,575
BISYS Group ............................   11,772,047

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                      SHARES         VALUE
                                     --------       -------
COMMON STOCKS  92.6%
BASIC MATERIALS  0.8%
UCAR INTERNATIONAL*
   Producer of graphite electrodes    317,700   $    5,718,600
                                                --------------
CAPITAL GOODS  9.9%
Allied Waste Industries*
   Integrated waste disposal          558,500       13,072,391
AVX
   Manufacturer and supplier of
     passive electronic
     components and related
     products                         581,500        8,649,812
CASELLA WASTE SYSTEMS (CLASS A)*
   Provider of non-hazardous
     solid waste collection,
     disposal, and recycling
     services                         280,700        9,508,712
COGNEX*
   Manufacturer of machine
     vision systems                    73,500          849,844
CORPORATE EXPRESS*
   Supplier of office furniture       522,600        6,222,206
FLANDERS*
   Designer, manufacturer, and
     marketer of a range of
     air filtration products          405,300        1,608,534
INTEGRATED ELECTRICAL SERVICES*
   Provider of electrical
     contracting and
     maintenance services             225,900        3,360,263
IVEX PACKAGING*
   Manufacturer of specialty
     packaging                        321,900        4,667,550
KEYSTONE AUTOMOTIVE*
   Distributor of aftermarket
     collision replacement
     parts for automobiles
     and light trucks                 314,900        6,140,550
OAK INDUSTRIES*
   Manufacturer of electrical
     controls                         142,900        3,858,300
SUPERIOR SERVICES*
   Provider of solid waste
     collection, disposal, and
     recycling services               300,200        8,433,744
WASTE CONNECTIONS*
   Provider of solid waste
     collection, disposal, and
     recycling services               200,000        3,975,000
                                                --------------
                                                    70,346,906
                                                --------------
CONSUMER CYCLICALS  21.6%
AMERICAN HOMESTAR*
   Retailer and producer of
     manufactured homes               503,100       10,942,425
BARNES & NOBLE*
   Owner and operator of retail
     book stores and superstores      229,100        6,185,700
COPART*
   Auctioneer of damaged vehicles
     for insurance companies          305,600        6,742,300
DUANE READE*
   Retail drugstore chain             293,400       11,130,862
HA-LO INDUSTRIES*
   Distributor of specialty
     advertising products             327,300        9,573,525
JOURNAL REGISTER*
   Publisher of newspapers            616,300        9,090,425
MARKET FACTS*
   Compiler of information for
     the optimization of the
     marketing decision process       224,600        6,316,875
MEMBERWORKS*
   Provider of membership
     service programs for
     various industries               212,000        3,272,750
METAMOR WORLDWIDE*
   International provider of
     information technology
     and staffing services            200,000        5,450,000
MODIS PROFESSIONAL SERVICES
   Temporary personnel services       973,200       14,172,225
NOVA*
   Provider of language
     instruction courses              348,205       10,685,541
PERSONNEL GROUP OF AMERICA*
   Personnel staffing services      1,033,100       12,720,044
PETERSEN COMPANIES (CLASS A)*
   Special-interest
     magazine publisher               331,800        9,456,300

                                       9



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                     SHARES         VALUE
                                     ------        -------
CONSUMER CYCLICALS (continued)
PIER 1 IMPORTS
   Retailer specializing in
     decorative home
     furnishings, gifts, and
     related items                    324,600      $ 2,434,500
PITTSTON BRINK'S GROUP
   Provider of security services      236,000        8,260,000
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer of
     legal service plans              144,900        3,704,006
PRIMARK*
   Provider of information through
     software and databases           332,700       10,147,350
PROVANT*
   Provider of training and
     development services             328,600        4,764,700
RESORTQUEST INTERNATIONAL*
   Provider of upscale vacation
     condominiums and
     home rentals                     302,000        2,661,375
WILMAR INDUSTRIES*
   Marketer and distributor of
     repair and maintenance
     products to the apartment
     housing market                   229,200        4,913,475
ZIFF-DAVIS*
   Integrated media and
     marketing company focused
     on computer and
     Internet-related technology      164,200        1,190,450
                                                --------------
                                                   153,814,828
                                                --------------
CONSUMER STAPLES  10.8%
AURORA FOODS*
   Producer and marketer of
     brand name food products         229,400        3,154,250
CAREER EDUCATION*
   Provider of private
     post-secondary education         219,000        4,776,937
CARRIAGE SERVICES (CLASS A)*
   Provider of funeral products
     and services                     416,100       10,272,469
EDUTREK INTERNATIONAL (CLASS A)*
   Operator of the American
     InterContinental University      304,500        2,131,500
HEARST-ARGYLE TELEVISION*
   TV broadcasting                    208,948        6,973,640
JACOR COMMUNICATIONS*
   Radio broadcasting                 225,200       11,393,712
PREMIER PARKS*
   Owner and operator of
     regional theme parks             560,300        9,805,250
SINCLAIR BROADCAST GROUP
(CLASS A)*
   Diversified broadcasting
     company that owns and
     services television and
     radio stations                   268,600        4,347,963
U.S. FOODSERVICE*
   Distributor to food service
     industry                         327,500       13,632,187
VLASIC FOODS INTERNATIONAL*
   Manufacturer and marketer of
     branded convenience
     food products                    498,600        9,317,588
YOUTH SERVICES INTERNATIONAL*
   Operator of residential and
     community-based programs
     for at-risk youths               287,000          878,938
                                                --------------
                                                    76,684,434
                                                --------------
ENERGY  3.7%
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and
     producer of oil and gas          232,700        3,548,675
CALPINE*
   Developer, marketer, and
     operator of power
     generation facilities            449,800        9,108,450
EAGLE GEOPHYSICAL*
   Company specializing in
     seismic data collection          252,600        1,728,731
MCDERMOTT INTERNATIONAL
   A leading worldwide energy
     services company                 258,900        6,974,119
SANTA FE ENERGY RESOURCES*
   Oil and gas exploration,
     production, and
     development                      511,800        4,830,113
                                                --------------
                                                    26,190,088
                                                --------------

                                       10


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                      SHARES         VALUE
                                     --------       --------
FINANCIAL SERVICES  5.6%
AMERICAN CAPITAL STRATEGIES
   Provider of commercial
     financing                        243,700      $ 3,944,894
CCA PRISON REALTY TRUST
   Prison REIT                        319,300        5,747,400
CRUSADER HOLDING
   Provider of community
     banking services, including
     residential mortgages and
     commercial leases                 75,390          909,392
DST SYSTEMS*
   Provider of information
     processing and software
     services                         151,000        7,965,250
ESG RE
   International provider of
     health, life, and special
     risk reinsurance                 258,500        3,974,437
FIRSTSERVICE* (CANADA)
   Provider of property
     management and
     business services                361,900        4,071,375
INSIGNIA/ESG HOLDINGS*
   Provider of real estate
     management and services          309,533        3,559,630
INSIGNIA FINANCIAL GROUP
(CLASS A)*
   Real estate management
     services                         190,400        1,880,200
STIRLING COOKE BROWN HOLDINGS
(Bermuda)
   Provider of risk management
     services                         240,000        3,555,000
T&W FINANCIAL*
   Equipment leasing company          300,800        4,436,800
                                                --------------
                                                    40,044,378
                                                --------------
HEALTH CARE  18.4%
AMERICAN DENTAL PARTNERS*
   Provider of dental practice
     management services              139,500        1,205,367
AMSURG (CLASS A)*
   Developer and operator of
     ambulatory surgery centers       200,000        1,387,500
BARR LABORATORIES*
   Developer, manufacturer, and
     marketer of generic
     prescription drugs               140,500        4,267,687
COMPDENT*
   Provider of managed-care
     dental services                  276,400        3,714,125
ESC MEDICAL SYSTEMS*
   Manufacturer of specialized
     medical devices                  250,000        1,753,906
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
     prosthetic rehabilitation
     services                         410,500        7,645,563
NCS HEALTHCARE (CLASS A)*
   Health care facility and
     pharmacy services                 29,200          512,825
NEW AMERICAN HEALTHCARE*
   Owner and operator of acute
     care hospitals                   191,800        2,013,900
OMNICARE
   Provider of pharmacy services
     to long-term care institutions   360,300       12,700,575
PMR*
   Operator of mental health
     care programs                    225,000        1,575,000
PROFESSIONAL DETAILING*
   Provider of consulting services
     to the pharmaceutical
     industry                         210,000        5,814,375
PROVINCE HEALTHCARE*
   Provider of health care
     services in non-urban
     markets                          390,500       13,191,578
PSS WORLD MEDICAL*
   Distributor of medical
     supplies, equipment,
     and pharmaceuticals              990,700       18,327,950
QUORUM HEALTH GROUP*
   Owner of acute care hospitals      327,000        5,313,750
RENAL CARE GROUP*
   Provider of dialysis services      150,600        3,854,419


                                    11


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                      SHARES         VALUE
                                     --------       --------
HEALTH CARE (continued)
RENEX*o
   Provider of dialysis and
     ancillary services               363,900      $ 2,172,028
SCHEIN (HENRY)*
   International marketer of
     health care products
     and services to
     medical providers                177,400        6,175,738
SCHEIN PHARMACEUTICALS*
   Developer, manufacturer,
     and vendor of generic
     pharmaceuticals                  144,600        1,229,100
SOMNUS MEDICAL TECHNOLOGIES*
   Developer and manufacturer
     of medical devices used
     in treatment of upper
     respiratory disorders            200,000          612,500
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services      773,500       18,564,000
TRIANGLE PHARMACEUTICALS*
   Developer of new drug
     candidates, primarily in
     the antiviral area               257,600        3,381,000
UNIVERSAL HEALTH SERVICES
(CLASS B)*
   Owner and operator of
     health care institutions         150,000        6,262,500
WATSON PHARMACEUTICALS*
   Manufacturer of off-patent
     medications                      179,700        9,119,775
                                                --------------
                                                   130,795,161
                                                --------------
TECHNOLOGY  19.8%
AFFILIATED COMPUTER SERVICES
(CLASS A)*
   Provider of information
     processing services              223,300        6,810,650
AMERICAN MANAGEMENT SYSTEMS*
   Management and administration
     of computer services             250,000        6,781,250
ANALYSTS INTERNATIONAL
   Provider of computer
     programming services             187,500        5,613,281
ANTEC*
   Developer and supplier of
     products for the cable
     television industry              437,700        6,756,994
AVANT!*
   Developer and marketer of
     software products that
     assist design engineers          773,800        9,817,587
BISYS GROUP*
   Provider of data processing
     services                         268,500       11,772,047
BURR-BROWN*
   Manufacturer of microelectric
     data devices for business
     end-users                        879,950       14,931,652
CERIDIAN*
   Provider of data processing
     services                         157,700        9,048,037
GENERAL SEMICONDUCTORS*
   Manufacturer of power
     semiconductors                   371,500        2,229,000
GLENAYRE TECHNOLOGIES*
   Manufacturer of paging
     infrastructure equipment       1,027,900        7,484,397
HMT TECHNOLOGY*
   Supplier of high-performance
     thin-film disks for
     high-end, high-capacity,
     hard disk drives                 563,500        4,384,734
INDUS INTERNATIONAL*
   Worldwide developer and
     marketer of management
     software and implementation
     services                         192,200          961,000
INSO*
   Marketer and developer of
     textual information software     213,600        4,071,750
KLA-TENCOR*
   Manufacturer of wafer and
     metrology equipment              249,300        6,209,128
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
     microcontrollers                 388,500        8,462,016


                                       12


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1998

                                      SHARES         VALUE
                                     --------       --------
TECHNOLOGY (continued)
MICROGRAFX*
   Developer and marketer of
     graphics applications
     and software                      64,000      $   620,000
NATIONAL INSTRUMENTS*
   Provider of instrumentation
     hardware and software
     products for the engineering
     and scientific industries         95,200        2,323,475
PMC-SIERRA* (CANADA)
   Integrated circuit supplier        227,300        7,202,569
PSW TECHNOLOGIES*
   Provider of high-value solutions
     to technology vendors and
     business end users               131,000          309,078
SANMINA*
   Provider of services for
     equipment manufacturers
     in the electronics industry      186,700        5,245,103
TRANSACTION SYSTEMS ARCHITECTS
(CLASS A)*
   Worldwide developer and
     marketer of software
     products for electronic
     funds transfer                   105,600        3,738,900
UNIGRAPHICS SOLUTIONS (CLASS A)*
   International provider of
     services used for virtual
     product development              286,900        2,707,619
WATERS*
   Manufacturer of liquid
     chromatography instruments       161,700       10,833,900
XILINX*
   Supplier of field-programmable
     gate arrays                       76,100        2,661,122
                                                --------------
                                                   140,975,289
                                                --------------
TRANSPORTATION  0.4%
US XPRESS ENTERPRISES (CLASS A)*
   Provider of transportation
     and logistics services           227,400        2,771,437
                                                --------------
UTILITIES  1.6%
CALENERGY*
   Developer, marketer, and
     operator of power
     generation facilities            425,200       11,267,800
                                                --------------
OTHER                                                    6,875
                                                --------------
TOTAL COMMON STOCKS  92.6%
(Cost $681,761,370)                                658,615,796
                                                --------------
TOTAL Short-Term Holdings  4.8%
(COST $34,000,000)                                  34,000,000
                                                --------------
TOTAL INVESTMENTS  97.4%
(Cost $715,761,370)                                692,615,796
OTHER ASSETS
   LESS LIABILITIES  2.6%                           18,427,941
                                                --------------
NET ASSETS  100.0%                              $  711,043,737
                                                ==============
---------

*   Non-income producing security.

o Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

ASSETS:
Investments, at value:

  Common stocks* (cost $681,761,370) ..........     $658,615,796
  Short-term holdings (cost $34,000,000) ......       34,000,000               $692,615,796
                                                   -------------
CASH                                                                              5,538,205
Receivable for securities sold ................................................  37,764,588
Receivable for Capital Stock sold .............................................   1,409,925
Receivable for dividends and interest .........................................     234,157
Expenses prepaid to shareholder service agent .................................     225,957
Other .........................................................................      21,615
                                                                               ------------
TOTAL ASSETS .................................................................. 737,810,243
                                                                               ------------
LIABILITIES:
Payable for securities purchased ..............................................  20,203,557
Payable for Capital Stock repurchased .........................................   5,174,292
Accrued expenses, taxes, and other ............................................   1,388,657
                                                                               ------------
TOTAL LIABILITIES .............................................................  26,766,506
                                                                               ------------
NET ASSETS                                                                     $711,043,737
                                                                               ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 500,000,000 shares authorized;
  58,929,477 shares outstanding):
  Class A ..................................................................... $ 3,054,929
  Class B .....................................................................     576,228
  Class D .....................................................................   2,261,791
Additional paid-in capital .................................................... 728,345,680
Accumulated net investment loss ...............................................     (49,317)
Net unrealized depreciation of investments .................................... (23,145,574)
                                                                               ------------
NET ASSETS                                                                     $711,043,737
                                                                               ============
NET ASSET VALUE PER SHARE:
CLASS A ($379,944,784 / 30,549,293 shares) ....................................      $12.44
                                                                                     ======
CLASS B ($67,198,845 / 5,762,276 shares) ......................................      $11.66
                                                                                     ======
CLASS D ($263,900,108 / 22,617,908 shares) ....................................      $11.67
                                                                                     ======

---------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $2,677,342 and a value of $2,172,028. See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1998

INVESTMENT INCOME:
Interest ....................................... ..   $  2,340,267
Dividends ...................................... ..      1,670,493
                                                    --------------
TOTAL INVESTMENT INCOME ..........................................                $ 4,010,760

EXPENSES:
Management fee ....................................      8,859,463
Distribution and service fees .....................      5,561,203
Shareholder account services ......................      2,105,436
Shareholder reports and communications ............        343,135
Custody and related services ......................        208,950
Registration ......................................        196,073
Auditing and legal fees ...........................         59,420
Directors' fees and expenses ......................         16,194
Miscellaneous .....................................         35,291
 .................................................. --------------
TOTAL EXPENSES ...................................................                 17,385,165
                                                                                -------------
NET INVESTMENT LOSS ..............................................                (13,374,405)
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:

Net realized gain on investments* ................................                 27,728,578
Net change in unrealized appreciation of investments .............               (216,052,533)
                                                                                --------------
NET LOSS ON INVESTMENTS ..........................................               (188,323,955)

                                                                                --------------
DECREASE IN NET ASSETS FROM OPERATIONS ...........................              $(201,698,360)
                                                                                ==============

---------
* Includes net realized loss from affiliated issuers of $4,089,614. See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                                         --------------------------------
                                                                                             1998               1997
                                                                                         -------------      -------------

OPERATIONS:
Net investment loss ............................................................         $ (13,374,405)     $ (12,505,119)
Net realized gain on investments ...............................................            27,728,578         91,955,538
Net change in unrealized appreciation of investments ...........................          (216,052,533)        93,832,612
                                                                                        --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............................          (201,698,360)       173,283,031
                                                                                        --------------     --------------
DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments:

   Class A .....................................................................           (53,153,741)       (29,080,493)
   Class B .....................................................................            (7,202,049)        (1,712,339)
   Class D .....................................................................           (37,501,083)       (20,123,337)
                                                                                       ---------------     --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................           (97,856,873)       (50,916,169)
                                                                                       ---------------     --------------



                                                            SHARES
                                                --------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                                --------------------------------
                                                     1998               1997
                                                 ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   CLASS A ......................................  5,029,443           8,188,436            78,991,830        120,301,313
   CLASS B ......................................  2,005,337           2,700,791            29,952,250         38,590,991
   CLASS D ......................................  2,895,974           5,459,136            42,946,058         76,822,163
Exchanged from associated Funds:
   CLASS A ...................................... 19,887,832          10,428,910           302,151,838        150,564,472
   CLASS B ......................................  1,708,776             442,678            24,644,626          6,149,856
   CLASS D ...................................... 18,380,183           2,960,507           261,891,857         41,877,344
Shares issued in payment of gain distributions:
   CLASS A ......................................  3,197,741           1,789,620            47,518,435         25,108,371
   CLASS B ......................................    474,373             114,153             6,655,460          1,533,070
   CLASS D ......................................  2,484,536           1,400,777            34,882,889         18,812,429
                                              --------------      --------------       ---------------    ---------------
Total ..........................................  56,064,195          33,485,008           829,635,243        479,760,009
                                              --------------      --------------       ---------------    ---------------
Cost of shares repurchased:
   CLASS A .....................................  (9,287,625)        (10,676,096)         (142,825,418)      (155,515,563)
   CLASS B ......................................   (570,218)           (208,490)           (8,232,601)        (2,970,321)
   CLASS D ...................................... (5,658,913)         (5,321,563)          (81,513,938)       (73,595,265)
Exchanged into associated Funds:
   Class A ......................................(20,657,403)        (11,414,103)         (315,167,006)      (165,114,909)
   Class B ...................................... (2,043,767)           (486,787)          (29,641,042)        (6,666,931)
   Class D ......................................(18,903,435)         (3,910,240)         (270,690,109)       (54,310,345)
                                              --------------      --------------       ---------------      -------------
Total .......................................... (57,121,361)        (32,017,279)         (848,070,114)      (458,173,334)
                                              --------------      --------------       ---------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...................  (1,057,166)          1,467,729           (18,434,871)        21,586,675
                                              ==============      ==============       ===============      =============
INCREASE (DECREASE) IN NET ASSETS ..............................................          (317,990,104)       143,953,537

NET ASSETS:
Beginning of year ..............................................................         1,029,033,841        885,080,304
                                                                                       ---------------      -------------
END OF YEAR (including accumulated net investment loss of $49,317
  and $55,235, respectively) ...................................................         $ 711,043,737     $1,029,033,841
                                                                                       ===============      =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1998, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended September 30, 1998, permanent differences aggregating approximately $13 million have been reclassified from accumulated net investment loss and undistributed net realized gain to additional paid-in capital. These reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     For the year ended September 30, 1998, the Fund redeemed 57,121,361 of its shares from shareholders aggregating $848,070,114, of which approximately $2,200,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended September 30, 1998, amounted to $757,185,252 and $874,511,926, respectively.

NOTES TO FINANCIAL STATEMENTS

   At September 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $89,766,901 and $113,595,579 respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.93% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $117,076 from sales of Class A shares after commissions of $923,157 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1998, fees incurred under the Plan aggregated $1,175,841, or 0.23% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended September 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $796,405 and $3,588,957, respectively.

   The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended September 30, 1998, such charges amounted to $119,411.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares' distribution fees retained by the Distributor, for the year ended September 30, 1998, amounted to $59,977.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1998, Seligman Services, Inc. received commissions of $14,982 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $87,176, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $2,105,436 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.
                                       18

NOTES TO FINANCIAL STATEMENTS

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1998, of $49,317 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund terminated its $78 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1998, is as follows:

                                                GROSS             GROSS
                                BEGINNING     PURCHASES          SALES AND        ENDING      REALIZED    DIVIDEND      ENDING
AFFILIATE                        SHARES     AND ADDITIONS       REDUCTIONS        SHARES     GAIN (LOSS)   INCOME        VALUE
----------                    -----------  --------------     --------------     ---------  ------------ ----------  -------------
Coinmach Laundry ............    600,000         --              600,000           --      $(2,084,286)     --       $       --
DONCASTERS (ADRs) ...........    500,000         --              500,000           --          509,806      --               --
Quest Education* ............    605,000         --              605,000           --       (2,515,134)     --               --
Renex .......................      --          363,900             --            363,900        --          --        2,172,028
                                                                                           -----------              -----------
TOTAL .......................                                                              $(4,089,614)              $2,172,028
                                                                                           ===========              ===========

*Formerly Educational Medical.

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of eachClass, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                               CLASS A
                                                                   -----------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                   -----------------------------------------------------------
                                                                      1998         1997         1996         1995        1994
                                                                   --------     --------     --------     --------    --------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF YEAR ...............................   $17.55       $15.38       $14.04       $11.62      $12.83
                                                                   --------     --------     --------     --------    --------
Net investment loss ..............................................    (0.16)       (0.16)       (0.13)       (0.06)      (0.08)
Net realized and unrealized investment gain (loss) ...............    (3.32)        3.20         1.95         3.87        1.10
                                                                   --------     --------     --------     --------    --------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ...................    (3.48)        3.04         1.82         3.81        1.02
Distributions from net gain realized .............................    (1.63)       (0.87)       (0.48)       (1.39)      (2.23)
                                                                   --------     --------     --------     --------    --------
NET INCREASE (DECREASE) IN NET ASSET VALUE .......................    (5.11)        2.17         1.34         2.42       (1.21)
                                                                   --------     --------     --------     --------    --------
NET ASSET VALUE, END OF YEAR .....................................   $12.44       $17.55       $15.38       $14.04      $11.62
                                                                   ========     ========     ========     ========    ========
TOTAL RETURN BASED ON NET ASSET VALUE:                               (21.32)%      21.19%       13.40%       36.80%       9.79%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................................     1.47%        1.52%        1.56%        1.43%       1.34%
Net investment loss to average net assets ........................    (1.05)%      (1.10)%      (0.91)%      (0.50)%     (0.87)%
Portfolio turnover ...............................................    83.90%       97.37%       59.36%       71.52%     124.76%
Net Assets, End of Year (000s omitted) ........................... $379,945     $568,261     $523,737     $272,122     $58,478

----------
See footnotes on page 21.

FINANCIAL HIGHLIGHTS

                                                                                  CLASS B
                                                                  ------------------------------------
                                                                          YEAR ENDED
                                                                         SEPTEMBER 30,        4/22/96*
                                                                  ---------------------          TO
                                                                      1998         1997       9/30/96
                                                                   --------     --------     --------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD ............................    $16.68       $14.78       $14.55
                                                                   --------     --------     --------
Net investment loss .............................................     (0.27)       (0.27)       (0.11)
Net realized and unrealized investment gain (loss) ..............     (3.12)        3.04         0.34
                                                                   --------     --------     --------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ..................     (3.39)        2.77         0.23
Distributions from net gain realized ............................     (1.63)       (0.87)         --
                                                                   --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSET VALUE ......................     (5.02)        1.90         0.23
                                                                   --------     --------     --------
NET ASSET VALUE, END OF PERIOD ..................................    $11.66       $16.68       $14.78
                                                                   ========     ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE: ..........................    (21.95)%      20.17%        1.58%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..................................      2.24%        2.30%        2.45%+
Net investment loss to average net assets .......................     (1.82)%      (1.88)%      (1.80)%+
Portfolio turnover ..............................................     83.90%       97.37%       59.36%++
NET ASSETS, END OF PERIOD (000s omitted) ........................   $67,199      $69,869      $24,016

                                                                                             CLASS D
                                                                 ----------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                 ----------------------------------------------------------
                                                                     1998        1997         1996        1995        1994
                                                                  --------     --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF YEAR .............................    $16.69       $14.77      $13.61       $11.40     $12.80
                                                                  --------     --------    --------     --------   --------
Net investment loss ............................................     (0.27)       (0.27)      (0.24)       (0.15)     (0.23)
Net realized and unrealized investment gain (loss) .............     (3.12)        3.06        1.88         3.75       1.06
                                                                  --------     --------    --------     --------   --------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .................     (3.39)        2.79        1.64         3.60       0.83
Distributions from net gain realized ...........................     (1.63)       (0.87)      (0.48)       (1.39)     (2.23)
                                                                  --------     --------    --------     --------   --------
NET INCREASE (DECREASE) IN NET ASSET VALUE .....................     (5.02)        1.92        1.16         2.21      (1.40)
                                                                  --------     --------    --------     --------   --------
NET ASSET VALUE, END OF YEAR ...................................    $11.67       $16.69      $14.77       $13.61     $11.40
                                                                  ========     ========    ========     ========   ========
Total return based on net asset value: .........................    (21.94)%      20.32%      12.47%       35.53%      8.06%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................................      2.24%        2.30%       2.35%        2.29%      2.72%
Net investment loss to average net assets ......................     (1.82)%      (1.88)%     (1.70)%      (1.35)%    (2.25)%
Portfolio turnover .............................................     83.90%       97.37%      59.36%       71.52%    124.76%
NET ASSETS, END OF YEAR (000s omitted) .........................  $263,900     $390,904    $337,327     $145,443     $9,318

----------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended September 30, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of September 30, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 30, 1998

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company

DIRECTOR EMERITUS
Fred E. Brown
DIRECTOR AND CONSULTANT, J. &W. Seligman &Co.
   Incorporated
----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Arsen Mrakovcic
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------------------------------------------------------------------------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     [logo]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

EQF2 9/98                     [RECYCLE LOGO] Printed on Recycled Paper

  S E L I G M A N
-------------------
         FRONTIER
       FUND, INC.


                                                 [GRAPHIC OMITTED]

                                                  MID-YEAR REPORT

                                                  MARCH 31, 1999

                                             ----------------------

                                                  SEEKING GROWTH

                                             IN CAPITAL VALUE THROUGH

                                                  INVESTMENTS IN

                                                  SMALL-COMPANY

                                                  GROWTH STOCKS


                                                      [LOGO]
                                             J. & W. SELIGMAN & CO.
                                                   INCORPORATED
                                                 ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE ...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.



{PICTURE}

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870



TIMES CHANGE ...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS
To the Shareholders ..................................   1
Interview With Your Portfolio Manager ................   2
Performance Overview .................................   4
Portfolio Overview ...................................   6
Portfolio of Investments .............................   8
Statement of Assets and Liabilities ..................  10
Statement of Operations ..............................  11
Statements of Changes in Net Assets ..................  12
Notes to Financial Statements ........................  13
Financial Highlights .................................  16
Report of Independent Auditors .......................  18
Board of Directors ...................................  19
Executive Officers and For More Information ..........  20
Glossary of Financial Terms ..........................  21

TO THE SHAREHOLDERS





The six-month period ended March 31, 1999, was a difficult one for Seligman Frontier Fund, and we were very disappointed with the Fund's investment results. The Fund's total return during this time was -3.30% based on the net asset value of Class A shares. At the same time, the Lipper Small Cap Funds Average returned 11.90%, the Russell 2000 Growth Index returned 21.56%, and the Russell 2000 Index returned 10.00%.

This underperformance was due to a combination of factors. First, a few of our holdings, representing significant percentages of the portfolio, experienced considerable price declines. Another factor was our lack of exposure to Internet stocks, which was the only sector within the small-capitalization universe that posted strong returns.

In regard to the difficulties that the Fund has had with individual portfolio holdings, we are committed to taking action sooner to contain losses and we believe that the worst is indeed behind us. We have also given much thought to our decision to avoid Internet stocks and, while we are concerned about the Fund's underperformance relative to its benchmarks, these stocks, most of which have no earnings, do not meet the Fund's philosophy of investing in companies with strong fundamentals.

The small-capitalization market as a whole continued to underperform large-capitalization stocks during this time. As the Dow Jones Industrial Average, which consists of only 30 large-company stocks, broke through the much-hyped 10000 mark in March, small- and mid-capitalization stocks languished. In fact, the performance disparity between larger and smaller issues reached unprecedented levels. Investors continued to pursue past market performance, with apparent disregard for valuations and company fundamentals. In addition to the increasing narrowness of the market, troubles were evident in rising volatility and high investor expectations.

We believe that stock price movements will soon begin to correspond to fundamentals to a greater degree. US corporate profits are once again on the rise, a trend that began in the fourth quarter of 1998 with 3% profit growth, and one that we believe will continue, with profit growth between 6% and 10% forecast for calendar year 1999. In addition, global economic turmoil seems to be abating and the US economy appears poised for yet another year of expansion, albeit at a slower pace. For the largest companies, which enjoyed spectacular run-ups during 1998, we believe that these positive fundamentals are already adequately reflected in current prices. However, there are broad areas of the market -- particularly small- and mid-capitalization stocks -- that are trading at low valuations in spite of strong fundamentals. It is these areas that we believe currently offer the greatest opportunities.

Your portfolio management team considers the potential ramifications of the Year 2000 (Y2K) computer issue when making decisions on which securities should be held by the Fund. In addition, the Fund's manager, J. & W. Seligman & Co. Incorporated, continues to work to ensure that all its operations are prepared for the challenges posed by Y2K, and we are confident that there will be no disruption in the investment and shareholder services provided by the Fund as a result of this issue.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with the Fund's Portfolio Manager, as well as the Fund's investment results and portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris
-----------------------------
William C. Morris
Chairman

                              /s/ Brian T. Zino
                              -----------------------
                              Brian T. Zino
                              President


April 30, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

ARSEN MRAKOVCIC



Q:  HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE PAST SIX MONTHS?
A: For the six months ended March 31, 1999, Seligman Frontier Fund posted a -3.30% total return based on the net asset value of Class A shares. During the same period, the Lipper Small Cap Funds Average posted a total return of 11.90%, the Russell 2000 Growth Index posted a total return of 21.56%, and the Russell 2000 Index posted a total return of 10.00%.

Q: WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN FRONTIER FUND DURING THE PAST SIX MONTHS?
A: Large-capitalization stocks continued to outperform small-capitalization stocks by a wide margin. We believe that this has remained the case until now primarily because investor sentiment and momentum have continued to push prices for the largest companies higher. Eventually, however, stock prices should once again correspond more closely to the fundamentals of the issuing companies. Valuations for smaller companies are near historical lows; yet, as a group, their growth rates are competitive with those of larger companies, and we expect that this will continue throughout 1999.

Q:  WHAT HAS BEEN YOUR INVESTMENT STRATEGY IN THIS ENVIRONMENT?
A: Throughout the past six months, which has certainly been a difficult period for the small-cap market in general and for the Fund in particular, we remained disciplined in pursuing companies with strong revenue and earnings growth, which also trade at reasonable valuations. However, the environment of the past six months-- an environment characterized by momentum investing with high levels of emotion-- also caused us to consider the likely effects of investor sentiment when taking any actions for the portfolio. In some cases, we were able to mitigate losses somewhat by selling holdings before negative sentiment drove them lower. In other cases, we saw buying opportunities when investor sentiment drove prices to what we perceived were unjustified and exaggerated lows. While fundamental analysis is always our most important consideration, our expectations regarding investor sentiment, which has been so critical in this market, did play a role in our decision making.

Q:  WHAT PORTFOLIO MANAGEMENT DECISIONS MOST INFLUENCED THE FUND'S PERFORMANCE?
A: During the period under review, we were very disappointed in the performances of a number of significant portfolio positions. For mostly unrelated reasons, the health care sector of the portfolio dampened overall performance considerably. This was primarily due to individual stock selection and not because of problems with health care as an industry. Other poor performances occurred in information technology staffing.


[PICTURE]

SMALL COMPANY TEAM: (FROM LEFT) TED HILLENMEYER, MIKE SULLIVAN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), BRUCE ZIRMAN, (SEATED) RICK RUVKUN, ARSEN MRAKOVCIC (PORTFOLIO MANAGER)


A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Team, headed by Arsen Mrakovcic. Mr. Mrakovcic is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

ARSEN MRAKOVCIC

    While we can attribute some of the period's disappointing performance to a number of unfortunate stock picks, it is also true that, within small-cap growth, Internet stocks were the only group that returned strong market performance during the past six months.

    It is clear that our lack of exposure to this sector hurt the Fund's relative performance during the period under review. However, we have not changed our investment discipline of analyzing company fundamentals strictly when we choose stocks for the port-folio. At this time, Internet companies do not have the strong fundamentals, such as earnings and historical earnings growth, that we look for in our holdings.

    It is important to note that should an Internet company meet our strict investment criteria, we would consider it for the portfolio. The Fund does hold technology companies -- many of which provide hardware support for the Internet -- which have passed through our strict screening process.

Q:  WHAT PORTFOLIO ACTIONS CONTRIBUTED POSITIVELY TO THE FUND'S PERFORMANCE?
A: During the period under review, we began to take more aggressive steps when we perceived that a stock price would suffer from negative investor sentiment. That has helped us to contain some losses in a volatile environment.

    While we have avoided Internet stocks, we have pursued solid technology companies, many of which manufacture the components that support the structure of the Internet. These stocks have performed well for the Fund, and they are consistent with our discipline.

Q:  WHAT IS YOUR STRATEGY GOING FORWARD?
A: We will remain committed to our investment discipline of seeking companies with solid fundamentals. Over the near term, this will likely mean continuing to avoid pure Internet companies. However, we do see some good values in technology, especially semiconductor equipment companies, and will be pursuing opportunities in this area.

    In the information technology staffing sector, we plan to remain on the sidelines, neither buying nor selling these issues. We believe that, at the end of 1999, we will have an opportunity to move into this sector aggressively. Over the near term, these companies are likely to experience a short-term falloff in business as Year 2000 (Y2K) issues are resolved. In addition, their customers are currently reluctant to add new technology infrastructure because they don't want additional complications prior to Y2K. However, we believe that once the Y2K issue is fully behind us, information technology staffing companies will see a rapid increase in business. When this occurs, the stock prices of these companies should benefit, and we plan to be there when they do.

Q:  WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?
A: It is extraordinarily difficult to predict where the small-cap market will be over the short term. This is why investors who look to the small-cap arena for greater growth, which historically the sector has delivered over the long term, must also be willing to ride out the volatility which is also characteristic of this sector. This market has been exceptionally narrow, with the stock market's continued run being driven by a limited number of large-cap issues. This is a scenario that we believe must, at some time, reverse. Small-cap valuations are now extremely attractive relative to larger companies. The fundamentals are in place. It is a matter of sentiment, and sentiment is difficult to predict over the short term. Over the long term, we believe that the solid fundamentals of the small-cap sector will be reflected in company share prices. When this turnaround occurs, Seligman Frontier Fund will be well positioned to benefit.

PERFORMANCE OVERVIEW



INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 1999

                                                                                      AVERAGE ANNUAL
                                                  ---------------------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             ----------      --------      --------      --------    -----------   -----------
CLASS A**
With Sales Charge                              (7.89)%        (31.34)%       7.93%        13.04%         n/a            n/a
Without Sales Charge                           (3.30)         (27.92)        8.98         13.59          n/a            n/a

CLASS B**
With CDSC+                                     (8.42)         (32.03)         n/a           n/a        (3.70)%          n/a
Without CDSC                                   (3.60)         (28.45)         n/a           n/a        (2.86)           n/a

CLASS D**
With 1% CDSC                                   (4.65)         (29.17)         n/a           n/a          n/a            n/a
Without CDSC                                   (3.68)         (28.45)        8.04           n/a          n/a          11.32%

LIPPER SMALL CAP FUNDS AVERAGE***              11.90          (15.64)       12.93         13.95         6.200         13.4800

RUSSELL 2000 GROWTH INDEX***                   21.56          (11.04)       10.76         10.56         3.270         11.5200

RUSSELL 2000 INDEX***                          10.00          (16.26)       11.22         11.46         6.040         11.8800

NET ASSET VALUE


               MARCH 31, 1999        SEPTEMBER 30, 1998        MARCH 31, 1998
               --------------        ------------------        --------------
CLASS A           $12.03                    $12.44                 $16.69
CLASS B            11.24                     11.66                  15.71
CLASS D            11.24                     11.67                  15.71

CAPITAL GAIN (LOSS) INFORMATION
FOR THE SIX MONTHS ENDED MARCH 31, 1999

REALIZED              $0.148
UNREALIZED            (0.797)++

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.



-------------------
  *Returns for periods of less than one year are not annualized.
 **Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***The Lipper Small Cap Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all dividends and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  +The CDSC is 5% for periods of one year or less, and 3% since inception. ++Represents the per share amount of net unrealized depreciation of portfolio securities as of March 31, 1999.
  0From April 30, 1996.
 00From April 30, 1993.

PERFORMANCE OVERVIEW



------------------------------
         CLASS A SHARES
           GROWTH OF AN
        ASSUMED $10,000
             INVESTMENT

     MARCH 31, 1989, TO
         MARCH 31, 1999

[The following table represents a chart in the printed piece]

 3/31/89          9,527
 6/30/89         10,102
 9/30/89         11,481
12/31/89         11,258
 3/31/90         10,920
 6/30/90         11,686
 9/30/90          8,953
12/31/90         10,242
 3/31/91         12,639
 6/30/91         12,382
 9/30/91         13,728
12/31/91         15,325
 3/31/92         15,473
 6/30/92         13,951
 9/30/92         14,402
12/31/92         17,775
 3/31/93         17,809
 6/30/93         19,095
 9/30/93         21,699
12/31/93         22,451
 3/31/94         22,164
 6/30/94         20,688
 9/30/94         23,824
12/31/94         24,025
 3/31/95         25,905
 6/30/95         28,598
 9/30/95         32,590
12/31/95         32,777
 3/31/96         34,627
 6/30/96         37,054
 9/30/96         36,958
12/31/96         36,468
 3/31/97         32,870
 6/30/97         39,556
 9/30/97         44,787
12/31/97         42,970
 3/31/98         47,276
 6/30/98         45,718
 9/30/98         35,237
12/31/98         42,007
 3/31/99         34,076




         CLASS B SHARES
           GROWTH OF AN
        ASSUMED $10,000
             INVESTMENT

    APRIL 22, 1996,+ TO
         MARCH 31, 1999




[The following table represents a chart in the printed piece]

 4/22/96         10,000
 6/30/96         10,206
 9/30/96         10,158
12/31/96         10,004
 3/31/97          9,001
 6/30/97         10,809
 9/30/97         12,207
12/31/97         11,684
 3/31/98         12,836
 6/30/98         12,386
 9/30/98          9,527
12/31/98         11,340
 3/31/99          9,184






         CLASS D SHARES
           GROWTH OF AN
        ASSUMED $10,000
             INVESTMENT

      MAY 3, 1993,+ TO
        MARCH 31, 1999



[The following table represents a chart in the printed piece]

 5/3/93          10,000.00
                 10,573.24
 6/30/93         11,146.00
                 11,646.90
                 12,147.56
 9/30/93         12,648.00
                 12,776.16
                 12,904.10
12/31/93         13,032.00
                 12,956.11
                 12,850.19
 3/31/94         12,804.00
                 12,500.55
                 12,196.83
 6/30/94         11,893.00
                 12,484.57
                 13,076.03
 9/30/94         13,667.00
                 13,693.88
                 13,720.28
12/31/94         13,747.00
                 14,096.03
                 14,445.37
 3/31/95         14,795.00
                 15,289.22
                 15,783.74
 6/30/95         16,278.00
                 17,026.83
                 17,775.41
 9/30/95         18,524.00
                 18,546.48
                 18,568.96
12/31/95         18,591.00
                 18,929.97
                 19,268.51
 3/31/96         19,607.00
                 20,053.74
                 20,500.43
 6/30/96         20,947.00
                 20,912.48
                 20,877.86
 9/30/96         20,834.00
                 20,739.42
                 20,635.59
12/31/96         20,532.00
                 19,845.86
                 19,159.97
 3/31/97         18,474.00
                 19,710.68
                 20,947.29
 6/30/97         22,184.00
                 23,145.15
                 24,106.40
 9/30/97         25,068.00
                 24,709.90
                 24,352.14
12/31/97         23,994.00
                 24,776.88
                 25,559.37
 3/31/98         26,342.00
                 26,040.00
                 25,738.00
 6/30/98         25,436.00
                 23,480.00
                 21,524.00
 9/30/98         19,568.00
                 20,808.00
                 22,048.00
12/31/98         23,290.00
                 21,809.00
                 20,328.00
 3/31/99         18,847.00


------------------------------


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.



-------------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 3% CDSC.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
MARCH 31, 1999

                                                                                                       PERCENT OF NET ASSETS
                                                                                                       ---------------------
                                                                                                         MARCH    SEPTEMBER
                                                           ISSUES         COST             VALUE        31, 1999   30, 1998
                                                          -------     ------------     ------------     ---------  ---------
COMMON STOCKS:
  Advertising .......................................          2      $ 14,922,048     $ 12,290,159         2.4       1.3
  Business Goods and Services .......................         16        77,688,270       78,638,172        15.4      16.5
  Capital Goods .....................................          4        30,127,266       25,742,159         5.0       4.1
  Computer Software and Services ....................          7        51,191,345       51,640,793        10.1       5.8
  Consulting Services ...............................          4        19,559,430       19,813,554         3.9       4.1
  Consumer Goods and Services .......................          6        29,632,949       30,925,054         6.1       5.3
  Drugs and Health Care .............................         13        63,670,575       48,243,563         9.5      12.7
  Electronics .......................................          9        52,895,932       66,476,413        13.0       7.3
  Energy ............................................          4        16,869,405       19,731,174         3.9       4.0
  Environmental Management ..........................          4        22,516,363       19,627,494         3.8       4.9
  Financial Services ................................          6        20,380,829       13,435,989         2.6       3.1
  Industrial Goods and Services .....................          2        12,286,249        9,189,656         1.8       1.5
  Leisure and Entertainment .........................          2        12,751,056       22,861,000         4.5       1.8
  Manufacturing .....................................          1         6,251,840        3,911,086         0.8       1.5
  Media and Broadcasting ............................          4        21,376,478       17,340,603         3.4       6.0
  Medical Products and Technology ...................          7        39,516,934       28,313,156         5.6       4.9
  Paper and Packaging ...............................          1         6,902,936        4,888,856         1.0       0.7
  Real Estate Investment Trust ......................          1         9,892,041        5,660,212         1.1       0.8
  Retail Trade ......................................          1         5,897,421        3,514,062         0.7       2.8
  Schools ...........................................          3        18,096,524       17,619,181         3.4       1.1
  Telecommunications ................................          2        13,294,002       11,725,800         2.3       2.0
  Transportation ....................................          2         9,846,705        9,092,219         1.8       0.4
                                                            ----     -------------     ------------      ------     -----
                                                             101       555,566,598      520,680,355       102.1      92.6
OTHER ASSETS LESS LIABILITIES .......................         --       (10,850,368)     (10,850,368)       (2.1)      7.4
                                                            ----     -------------     ------------      ------     -----
NET ASSETS ..........................................        101      $544,716,230     $509,829,987       100.0     100.0
                                                            ====     =============     ============      ======     =====


[The following table represents a bar chart in the printed piece]


LARGEST INDUSTRIES
MARCH 31, 1999



                                        PERCENT OF
                                        NET ASSETS              DOLLAR AMOUNTS
                                        -----------             --------------
BUSINESS GOODS AND SERVICES               15.4%                   $78,638,172
ELECTRONICS                               13.0%                   $66,476,413
COMPUTER SOFTWARE AND SERVICES            10.1%                   $51,640,793
DRUGS AND HEALTH CARE                      9.5%                   $48,243,563
CONSUMER GOODS AND SERVICES                6.1%                   $30,925,054

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING THE PAST SIX MONTHS

                                                SHARES
                                      --------------------------
                                                      HOLDINGS
ADDITIONS                               INCREASE       3/31/99
---------                             -----------    -----------
Analog Devices .....................     217,400       217,400
Coach USA ..........................     255,200       255,200
Cognex .............................     162,200       235,700
Covance ............................     228,000       228,000
ITT Educational Services ...........     208,400       208,400
National Instruments ...............     222,500       317,700
Novellus Systems ...................      96,000        96,000
Rexall Sundown .....................     220,600       220,600
SunGard Data Systems ...............     172,000       172,000
Teva Pharmaceutical
  Industries (ADRs) ................     206,600       206,600



                                                SHARES
                                      --------------------------
                                                      HOLDINGS
REDUCTIONS                              DECREASE       3/31/99
----------                            -----------    -----------
American Management
  Systems ..........................     250,000            --
BISYS Group ........................     268,500            --
Ceridian ...........................     157,700            --
Duane Reade ........................     293,400            --
Jacor Communications ...............     225,200            --
KLA-Tencor .........................     151,400        97,900
MidAmerican Energy* ................     425,200            --
Petersen Companies
  (Class A) ........................     331,800            --
Waters .............................     161,700            --
Watson Pharmaceuticals .............     179,700            --



---------------
* Formerly CalEnergy.

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.






LARGEST PORTFOLIO HOLDINGS
MARCH 31, 1999


SECURITY                                            VALUE
--------                                         -----------
Burr-Brown ...................................   $20,898,813
Premier Parks ................................    18,029,000
Avant! .......................................    13,759,131
Microchip Technology .........................    12,791,581
MemberWorks ..................................    11,840,550


SECURITY                                             VALUE
--------                                          -----------
Teva Pharmaceutical Industries
  (ADRs) .....................................   $ 9,794,131
HA-LO Industries .............................     9,773,047
U.S. Foodservice .............................     9,499,950
ANTEC ........................................     9,492,619
Sanmina ......................................     9,359,238

PORTFOLIO OF INVESTMENTS


MARCH 31, 1999


                                     SHARES           VALUE
                                   ---------      ------------
COMMON STOCKS  102.1%
ADVERTISING  2.4%
HA-LO Industries*                    793,750      $  9,773,047
Snyder Communications*                90,300         2,517,112
                                                  ------------
                                                    12,290,159
                                                  ------------
BUSINESS GOODS AND
   SERVICES  15.4%
Abacus Direct*                        74,000         6,068,000
Affiliated Computer Services
   (Class A)*                        121,900         5,576,925
Applied Graphics Technologies*       273,300         2,041,209
Copart*                              272,800         5,643,550
DST Systems*                          70,200         4,216,388
FirstService* (Canada)               361,900         4,738,628
Indus International*                 459,300         2,023,791
Integrated Electrical Services*      211,300         3,380,800
Keystone Automotive Industries*      343,500         5,549,672
Metamor Worldwide*                    68,800           958,900
Modis Professional Services*         509,100         4,613,719
NOVA*                                348,205         9,140,381
Personnel Group of America*          457,500         3,288,281
Provant*                             389,670         7,111,478
U.S. Foodservice*                    204,300         9,499,950
Wilmar Industries*                   319,100         4,786,500
                                                  ------------
                                                    78,638,172
                                                  ------------
CAPITAL GOODS  5.0%
HMT Technology*                      183,300           647,278
Microchip Technology*                370,100        12,791,581
Novellus Systems*                     96,000         5,286,000
UCAR International*                  496,800         7,017,300
                                                  ------------
                                                    25,742,159
                                                  ------------
COMPUTER SOFTWARE
   AND SERVICES  10.1%
Avant!*                              773,800        13,759,131
Inso*                                380,400         2,841,112
National Instruments*                317,700         9,004,809
Structural Dynamics Research*        270,000         5,104,688
SunGard Data Systems                 172,000         6,880,000
Transaction Systems Architects
   (Class A)*                        204,100         7,353,978
Unigraphics Solutions
   (Class A)*                        377,300         6,697,075
                                                  ------------
                                                    51,640,793
                                                  ------------
CONSULTING SERVICES  3.9%
Forrester Research*                   12,600           379,969
Market Facts*                        223,100         4,977,919
Primark*                             373,900         7,945,375
Professional Detailing*              248,900         6,510,291
                                                  ------------
                                                    19,813,554
                                                  ------------
CONSUMER GOODS
   AND SERVICES  6.1%
Carey International*                  85,000         1,349,375
Carriage Services (Class A)*         481,300         7,279,663
MemberWorks*                         327,200        11,840,550
Packaged Ice*                        124,300           772,991
Pre-Paid Legal Services*             223,000         5,463,500
Rexall Sundown*                      220,600         4,218,975
                                                  ------------
                                                    30,925,054
                                                  ------------
DRUGS AND HEALTH CARE  9.5%
AmSurg (Class A)*                    171,500         1,221,938
Barr Laboratories*                   150,600         4,593,300
Health Management Associates
   (Class A)                         246,600         3,005,438
Omnicare                             193,700         3,692,406
Priority Healthcare (Class B)*        10,000           451,250
Province Healthcare*                 337,700         6,289,663
Renal Care Group*                    115,500         2,263,078
Renex*+                              373,500         1,680,750
Schein Pharmaceutical*               144,600         1,879,800
Teva Pharmaceutical Industries
   ADRs (Israel)                     206,600         9,794,131
Total Renal Care Holdings*           538,400         5,922,400
Triangle Pharmaceuticals*            177,300         1,900,434
Universal Health Services
   (Class B)*                        128,300         5,548,975
                                                  ------------
                                                    48,243,563
                                                  ------------
ELECTRONICS  13.0%
Analog Devices*                      217,400         6,467,650
AVX                                  493,800         7,900,800
Burr-Brown*                          879,950        20,898,813
Cognex*                              235,700         5,553,681
General Semiconductors*              305,000         2,211,250
KLA-Tencor*                           97,900         4,757,328
Oak Industries*                       81,100         2,574,925
PMC-Sierra* (Canada)                  94,900         6,752,728
Sanmina*                             147,100         9,359,238
                                                  ------------
                                                    66,476,413
                                                  ------------
ENERGY  3.9%
Barrett Resources*                    68,400         1,714,275
Cabot Oil & Gas (Class A)            337,500         4,872,656
Calpine*                             245,500         8,945,406
Santa Fe Energy Resources*           574,200         4,198,837
                                                  ------------
                                                    19,731,174
                                                  ------------
ENVIRONMENTAL
   MANAGEMENT  3.8%
Allied Waste Industries*             226,400         3,268,650
Casella Waste Systems (Class A)*     230,200         5,193,888
Superior Services*                   296,900         5,873,053
Waste Connections*                   223,700         5,291,903
                                                  ------------
                                                    19,627,494
                                                  ------------
FINANCIAL SERVICES  2.6%
Affiliated Managers Group*           141,500         3,679,000
American Capital Strategies          190,300         3,246,994

----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS


March 31, 1999


                                      SHARES          VALUE
                                    ---------      -----------
FINANCIAL SERVICES  (CONTINUED)
Crusader Holding*                     75,390       $   749,188
ESG Re (Bermuda)                     189,000         2,994,469
Metris Companies                      26,700         1,071,338
Stirling Cooke Brown Holdings
   (Bermuda)                         240,000         1,695,000
                                                 -------------
                                                    13,435,989
                                                 -------------
INDUSTRIAL GOODS
   AND SERVICES  1.8%
McDermott International              258,900         6,553,406
United Rentals*                       92,500         2,636,250
                                                 -------------
                                                     9,189,656
                                                 -------------
LEISURE AND
   ENTERTAINMENT  4.5%
Premier Parks*                       484,000        18,029,000
ResortQuest International*           302,000         4,832,000
                                                 -------------
                                                    22,861,000
                                                 -------------
MANUFACTURING  0.8%
American Homestar*                   538,300         3,911,086
                                                 -------------
MEDIA AND
   BROADCASTING  3.4%
Journal Register*                    412,000         4,944,000
SBS Broadcasting*
   (Luxembourg)                      150,300         4,818,994
Sinclair Broadcast Group
   (Class A)*                        462,500         6,749,609
Ziff-Davis*                           23,000           828,000
                                                 -------------
                                                    17,340,603
                                                 -------------
MEDICAL PRODUCTS AND
   TECHNOLOGY  5.6%
Covance*                             228,000         5,714,250
Dura Pharmaceuticals*                240,700         3,392,366
Hanger Orthopedic Group*             257,700         3,478,950
Pharmaceutical Product
   Development*                      144,300         4,838,559
PSS World Medical*                   992,800         8,687,000
Henry Schein*                         66,500         1,683,281
Somnus Medical Technologies*         200,000           518,750
                                                 -------------
                                                    28,313,156
                                                 -------------
PAPER AND PACKAGING  1.0%
Ivex Packaging*                      321,900         4,888,856
                                                 -------------
REAL ESTATE INVESTMENT
   TRUST  1.1%
Prison Realty Trust                  324,600         5,660,212
                                                 -------------
RETAIL TRADE  0.7%
Pier 1 Imports                       432,500         3,514,062
                                                 -------------
SCHOOLS  3.4%
Career Education*                    219,000         7,678,687
EduTrek International*
   (Class A)                         304,500         2,112,469
ITT Educational Services*            208,400         7,828,025
                                                 -------------
                                                    17,619,181
                                                 -------------
TELECOMMUNICATIONS  2.3%
ANTEC*                               437,700         9,492,619
Glenayre Technologies*               643,800         2,233,181
                                                 -------------
                                                    11,725,800
                                                 -------------
TRANSPORTATION  1.8%
Coach USA*                           255,200         7,018,000
U. S. Xpress Enterprises
   (Class A)*                        177,000         2,074,219
                                                 -------------
                                                     9,092,219
                                                 -------------
TOTAL INVESTMENTS   102.1%
  (Cost $555,566,598)                              520,680,355
OTHER ASSETS
   LESS LIABILITIES   (2.1)%                       (10,850,368)
                                                 -------------
NET ASSETS   100.0%                               $509,829,987
                                                 =============


-----------------------
* Non-income producing security.
+ Affiliated issuer (Fund's holdings representing 5% or more of the outstanding voting securities).

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999

ASSETS:
Investments, at value:
 Common stocks* (cost $555,566,598) .....................................................       $520,680,355
Receivable for securities sold ..........................................................          6,717,920
Receivable for Capital Stock sold .......................................................          1,124,370
Expenses prepaid to shareholder service agent ...........................................            190,384
Receivable for dividends and interest ...................................................             12,945
Other ...................................................................................             79,969
                                                                                                ------------
TOTAL ASSETS ............................................................................        528,805,943
                                                                                                ------------
LIABILITIES:
Payable for Capital Stock repurchased ...................................................          8,919,893
Payable for securities purchased ........................................................          4,466,403
Payable to custodian ....................................................................          4,458,267
Accrued expenses and other ..............................................................          1,131,393
                                                                                                ------------
TOTAL LIABILITIES .......................................................................         18,975,956
                                                                                                ------------
NET ASSETS ..............................................................................       $509,829,987
                                                                                                ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 500,000,000 shares authorized;
  43,762,658 shares outstanding):
  Class A ...............................................................................        $ 2,284,153
  Class B ...............................................................................            497,119
  Class D ...............................................................................          1,594,994
Additional paid-in capital ..............................................................        539,554,638
Accumulated net investment loss .........................................................         (4,994,235)
Undistributed net realized gain .........................................................          5,779,561
Net unrealized depreciation of investments ..............................................        (34,886,243)
                                                                                                ------------
NET ASSETS ..............................................................................       $509,829,987
                                                                                                ============
NET ASSET VALUE PER SHARE:
CLASS A ($274,679,879 / 22,841,529 shares) ..............................................             $12.03
                                                                                                      ======
CLASS B ($55,851,275 / 4,971,186 shares) ................................................             $11.24
                                                                                                      ======
CLASS D ($179,298,833 / 15,949,943 shares) ..............................................             $11.24
                                                                                                      ======


------------------
* Includes affiliated issuer (issuer in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $2,743,742 and a value of $1,680,750.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 1999


INVESTMENT INCOME:
Interest ..........................................................    $    949,265
Dividends .........................................................         762,179
                                                                       ------------
TOTAL INVESTMENT INCOME (net of foreign taxes
  withheld of $3,719) ..............................................................          $1,711,444
EXPENSES:
Management fee ....................................................       3,313,512
Distribution and service fees .....................................       2,056,293
Shareholder account services ......................................         967,879
Shareholder reports and communications ............................         123,619
Custody and related services ......................................          67,691
Registration ......................................................          45,481
Auditing and legal fees ...........................................          37,728
Directors' fees and expenses ......................................          17,311
Miscellaneous .....................................................          26,848
                                                                       ------------
TOTAL EXPENSES .....................................................................           6,656,362
                                                                                            ------------
NET INVESTMENT LOSS ................................................................          (4,944,918)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                          6,462,665
Net change in unrealized depreciation of investments                    (11,740,669)
                                                                       ------------
NET LOSS ON INVESTMENTS ............................................................          (5,278,004)
                                                                                            ------------
DECREASE IN NET ASSETS FROM OPERATIONS .............................................        $(10,222,922)
                                                                                            ============

----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    SIX MONTHS ENDED          YEAR ENDED
                                                                                     MARCH 31, 1999       SEPTEMBER 30, 1998
                                                                                    ----------------      ------------------
OPERATIONS:
Net investment loss ...........................................................           $ (4,944,918)     $ (13,374,405)
Net realized gain on investments ..............................................              6,462,665         27,728,578
Net change in unrealized appreciation/depreciation of investments .............            (11,740,669)      (216,052,533)
                                                                                          ------------      -------------
DECREASE IN NET ASSETS FROM OPERATIONS ........................................            (10,222,922)      (201,698,360)
                                                                                          ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ....................................................................                     --        (53,153,741)
   Class B ....................................................................                     --         (7,202,049)
   Class D ....................................................................                     --        (37,501,083)
                                                                                          ------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....................................                     --        (97,856,873)

                                                                                          ------------       -------------

                                                              SHARES
                                               -------------------------------------
                                               SIX MONTHS ENDED       YEAR ENDED
                                                MARCH 31, 1999    SEPTEMBER 30, 1998
                                               ---------------    ------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .................................       1,953,348           5,029,443            25,640,183         78,991,830
   Class B .................................         467,357           2,005,337             5,743,465         29,952,250
   Class D .................................         722,808           2,895,974             8,811,743         42,946,058
Exchanged from associated Funds:
   Class A .................................      19,147,708          19,887,832           249,412,586        302,151,838
   Class B .................................       1,258,766           1,708,776            15,230,481         24,644,626
   Class D .................................      20,766,220          18,380,183           253,724,856        261,891,857
Shares issued in payment of gain
  distributions:
   Class A .................................              --           3,197,741                    --         47,518,435
   Class B .................................              --             474,373                    --          6,655,460
   Class D .................................              --           2,484,536                    --         34,882,889
                                                ------------        ------------         -------------      -------------
Total ......................................      44,316,207          56,064,195           558,563,314        829,635,243
                                                ------------        ------------         -------------      -------------
Cost of shares repurchased:
   Class A .................................      (8,795,798)         (9,287,625)         (112,240,212)      (142,825,418)
   Class B .................................        (661,551)           (570,218)           (8,090,060)        (8,232,601)
   Class D .................................      (6,088,761)         (5,658,913)          (73,516,590)       (81,513,938)
Exchanged into associated Funds:
   Class A .................................     (20,013,022)        (20,657,403)         (262,322,249)      (315,167,006)
   Class B .................................      (1,855,662)         (2,043,767)          (22,615,666)       (29,641,042)
   Class D .................................     (22,068,232)        (18,903,435)         (270,769,365)      (270,690,109)
                                                ------------        ------------         -------------      -------------
Total ......................................     (59,483,026)        (57,121,361)         (749,554,142)      (848,070,114)
                                                ------------        ------------         -------------      -------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...............     (15,166,819)         (1,057,166)         (190,990,828)       (18,434,871)
                                                ============        ============         =============      =============
DECREASE IN NET ASSETS .........................................................          (201,213,750)      (317,990,104)
NET ASSETS:
Beginning of period ............................................................           711,043,737      1,029,033,841
                                                                                         -------------      -------------
END OF PERIOD (including accumulated net investment loss of $4,994,235
  and $49,317, respectively) ...................................................          $509,829,987      $ 711,043,737
                                                                                          ============      =============

-------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS




1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 1999, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended March 31, 1999, amounted to $208,110,173 and $340,767,610, respectively.

   At March 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $78,811,320 and $113,697,563, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensa-

NOTES TO FINANCIAL STATEMENTS


tion of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fee reflected in the Statement of Operations represents 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $25,175 from sales of Class A shares after commissions of $196,409 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 1999, fees incurred under the Plan aggregated $453,200, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended March 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $351,178 and $1,251,915, respectively.

   The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended March 31, 1999, such charges amounted to $69,702.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments retained by the Distributor, for the six months ended March 31, 1999, amounted to $8,324.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 1999, Seligman Services, Inc. received commissions of $3,139 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $24,642, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $964,850 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at March 31, 1999, of $53,936 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS



5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund terminated its $78 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks.

   During the six-month period ended March 31, 1999, the Fund periodically borrowed from the credit facility. The average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $12,022,222 with a weighted interest rate of 5.28%. The maximum borrowing outstanding during the period was $21,000,000.

6. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. The Fund's transaction in the securities of these issuers during the six months ended March 31, 1999 is as follows:

                                           GROSS            GROSS
                           BEGINNING     PURCHASES         SALES AND        ENDING      REALIZED    DIVIDEND      ENDING
AFFILIATE                   SHARES     AND ADDITIONS      REDUCTIONS        SHARES     GAIN (LOSS)   INCOME        VALUE
----------                 --------    -------------      ----------        ------     -----------   ------      --------

Renex ..................    363,900        9,600              --            373,500        --          --       $1,680,750

FINANCIAL HIGHLIGHTS



   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.


                                                                                          CLASS A
                                                       -------------------------------------------------------------------------
                                                         SIX MONTHS                     YEAR ENDED SEPTEMBER 30,
                                                            ENDED      ---------------------------------------------------------
                                                           3/31/99      1998         1997        1996         1995        1994
                                                        ------------   ------       ------      ------       ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ................       $12.44      $17.55      $15.38       $14.04      $11.62       $12.83
                                                            ------      ------      ------       ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .................................        (0.07)      (0.16)      (0.16)       (0.13)      (0.06)       (0.08)
Net realized and unrealized
  gain (loss) on investments ........................        (0.34)      (3.32)       3.20         1.95        3.87         1.10
                                                            ------      ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS ....................        (0.41)      (3.48)       3.04         1.82        3.81         1.02
                                                            ------      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ........           --       (1.63)      (0.87)       (0.48)      (1.39)       (2.23)
                                                            ------      ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS .................................           --       (1.63)      (0.87)       (0.48)      (1.39)       (2.23)
                                                            ------      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD ......................       $12.03      $12.44      $17.55       $15.38      $14.04       $11.62
                                                            ======      ======      ======       ======      ======       ======

TOTAL RETURN:                                               (3.30)%    (21.32)%      21.19%       13.40%      36.80%        9.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ............       274,680    $379,945    $568,261     $523,737    $272,122      $58,478
Ratio of expenses to average net assets .............         1.56%+      1.47%       1.52%        1.56%       1.43%        1.34%
Ratio of net loss to average net assets .............       (1.07)%+    (1.05)%     (1.10)%      (0.91)%     (0.50)%      (0.87)%
Portfolio turnover rate .............................        31.33%      83.90%      97.37%       59.36%      71.52%      124.76%

                                                                                           CLASS B
                                                                   -------------------------------------------------------
                                                                                           YEAR ENDED
                                                                      SIX MONTHS          SEPTEMBER 30,         4/22/96*
                                                                        ENDED        -----------------------       TO
                                                                       3/31/99       1998          1997          9/30/96
                                                                   --------------    -----         -----        ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                   $11.66       $16.68        $14.78         $14.55
                                                                       ------       ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                     (0.11)       (0.27)        (0.27)         (0.11)
Net realized and unrealized gain (loss) on investments                  (0.31)       (3.12)         3.04           0.34
                                                                       ------       ------        ------         ------
TOTAL FROM INVESTMENT OPERATIONS                                        (0.42)       (3.39)         2.77           0.23
                                                                       ------       ------        ------         ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain                               --        (1.63)        (0.87)            --
                                                                       ------       ------        ------         ------
TOTAL DISTRIBUTIONS                                                        --        (1.63)        (0.87)            --
                                                                       ------       ------        ------         ------
NET ASSET VALUE, END OF PERIOD                                         $11.24       $11.66        $16.68         $14.78
                                                                       ======       ======        ======         ======
TOTAL RETURN:                                                          (3.60)%     (21.95)%        20.17%          1.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                               $55,851     $67,199       $69,869        $24,016
Ratio of expenses to average net assets                                  2.32%+       2.24%         2.30%          2.45%+
Ratio of net loss to average net assets                                (1.83)%+     (1.82)%       (1.88)%        (1.80)%+
Portfolio turnover rate                                                 31.33%       83.90%        97.37%         59.36%++


----------------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                                          CLASS D
                                                       ------------------------------------------------------------------------
                                                         SIX MONTHS                    YEAR ENDED SEPTEMBER 30,
                                                            ENDED      --------------------------------------------------------
                                                           3/31/99      1998         1997        1996         1995        1994
                                                        ------------   ------       ------      ------       ------      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                        $11.67      $16.69      $14.77       $13.61      $11.40       $12.80
                                                            ------      ------      ------       ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.11)      (0.27)      (0.27)       (0.24)      (0.15)       (0.23)
Net realized and unrealized
  gain (loss) on investments                                 (0.32)      (3.12)       3.06         1.88        3.75         1.06
                                                            ------      ------      ------       ------      ------       ------
TOTAL FROM INVESTMENT OPERATIONS                             (0.43)      (3.39)       2.79         1.64        3.60         0.83
                                                            ------      ------      ------       ------      ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain                    --       (1.63)      (0.87)       (0.48)      (1.39)       (2.23)
                                                            ------      ------      ------       ------      ------       ------
TOTAL DISTRIBUTIONS                                             --       (1.63)      (0.87)       (0.48)      (1.39)       (2.23)
                                                            ------      ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                              $11.24      $11.67      $16.69       $14.77      $13.61       $11.40
                                                            ======      ======      ======       ======      ======       ======

TOTAL RETURN:                                               (3.68)%    (21.94)%      20.32%       12.47%      35.53%        8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $179,299    $263,900    $390,904     $337,327    $145,443       $9,318
Ratio of expenses to average net assets                       2.32%+      2.24%       2.30%        2.35%       2.29%        2.72%
Ratio of net loss to average net assets                     (1.83)%+    (1.82)%     (1.88)%      (1.70)%     (1.35)%      (2.25)%
Portfolio turnover rate                                      31.33%      83.90%      97.37%       59.36%      71.52%      124.76%

--------------------
*  Commencement of offering of shares.
+  Annualized.
++ For the year ended September 30, 1996.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS AND SHAREHOLDERS,

SELIGMAN FRONTIER FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of March 31, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended September 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
April 30, 1999

BOARD OF DIRECTORS






JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS



WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement Plan
                    Services

(212) 682-7600      Outside the
                    United States

(800) 622-4597      24-Hour Automated
                    Telephone Access
                    Service

GLOSSARY OF FINANCIAL TERMS




CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.



--------------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of
    Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.





                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



EQF3  3/99                        [Printed Cycle Logo] Printed on Recycled Paper

                                                                FILE NO. 2-92487
                                                                        811-4078

PART C.  OTHER INFORMATION

ITEM 23. EXHIBITS

         All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herebwith.


(a)      *Articles Supplementary dated May 24, 1999.

(a)(1) Amended and Restated Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)


(b) Amended and Restated Bylaws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(c) Copy of Specimen Stock Certificate. (Incorporated by Reference to Form SE filed on April 16, 1996.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed April 19, 1996.)


(e) *Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

(e)(1) *Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(e)(3) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co.(formerly, Dean Witter Reynolds, Inc.) (Incorporated by reference to Exhibit 6b of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co., (formerly Dean Witter Reynolds, Inc.) with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(e)(5) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc.(formerly, Smith Barney Inc.) (Incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, Post-Effective Amendment No. 53, filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

                                                               FILE NO. 2-92487
                                                                        811-4078

PART C.  OTHER INFORMATION (CONTINUED)

(f)(1) Deferred Compensation Plan for the Board of Directors of Seligman Frontier Fund, Inc. (Incorporated by reference to Exhibit (f)(1) of Registrant's Post-Effective Amendment No. 26 filed January 27, 1999.

(g) Custody Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(h)      Not applicable.

(i)      *Opinion and Consent of Counsel in respect of Class C shares.

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(j)      *Consent of Independent Auditors.

(k)      Not applicable.

(l)      *Form of Purchase Agreement for Initial Capital for Class C shares.

(l)(1) Copy of Purchase Agreement for Initial Capital for Class B shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.

(l)(2) Copy of Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on January 28, 1997.)

(m)      *Amended Administration, Shareholder Services and Distribution Plan.

(m)(1) *Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. File #811-1886) filed on May 28, 1999.)

(n)      *Financial Data Schedules.

(o) *Plan of Multiple Classes of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

OTHER EXHIBITS:   Powers of Attorney.  (Incorporated by reference to
                  Registrant's Post-Effective Amendment No. 23 filed on
                  January 28, 1998.)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT - None.

ITEM 25. INDEMNIFICATION - Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 21 to the Registration Statement.

                                                                FILE NO. 2-92487
                                                                        811-4078

PART C.  OTHER INFORMATION (CONTINUED)

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER - J. & W.
         Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to eighteen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

         The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798), which was filed on March 31, 1999.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:

         Seligman Capital Fund, Inc.
         Seligman Cash Management Fund, Inc.
         Seligman Common Stock Fund, Inc.
         Seligman Communications and Information Fund, Inc.
         Seligman Growth Fund, Inc.
         Seligman Henderson Global Fund Series, Inc.
         Seligman High Income Fund Series
         Seligman Income Fund, Inc.
         Seligman Municipal Fund Series, Inc.
         Seligman Municipal Series Trust
         Seligman New Jersey Municipal Fund, Inc.
         Seligman Pennsylvania Municipal Fund Series
         Seligman Portfolios, Inc.
         Seligman Value Fund Series, Inc.

                                                                FILE NO. 2-92487
                                                                        811-4078

PART C.  OTHER INFORMATION (CONTINUED)

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                                                      SELIGMAN ADVISORS, INC.
                                                       AS OF APRIL 30, 1999
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            With Registrant
        --------------------                           -----------------------                     ---------------------

         WILLIAM C. MORRIS*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer
         BRIAN T. ZINO*                                Director                                    President and Director
         RONALD T. SCHROEDER*                          Director                                    None
         FRED E. BROWN*                                Director                                    Director Emeritus
         WILLIAM H. HAZEN*                             Director                                    None
         THOMAS G. MOLES*                              Director                                    None
         DAVID F. STEIN*                               Director                                    None
         STEPHEN J. HODGDON*                           President and Director                      None
         CHARLES W. KADLEC*                            Chief Investment Strategist                 None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
         EDWARD F. LYNCH*                              Senior Vice President, National             None
                                                       Sales Director
         JAMES R. BESHER                               Senior Vice President, Division             None
         14000 Margaux Lane                            Sales Director
         Town & Country, MO  63017
         GERALD I. CETRULO, III                        Senior Vice President, Sales                None
         140 West Parkway
         Pompton Plains, NJ  07444
         MATTHEW A. DIGAN*                             Senior Vice President,                      None
                                                       Domestic Funds
         JONATHAN G. EVANS                             Senior Vice President, Sales                None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         ROBERT T. HAUSLER*                            Senior Vice President, International        None
                                                       Funds
         T. WAYNE KNOWLES                              Senior Vice President,                      None
         104 Morninghills Court                        Division Sales Director
         Cary, NC  27511
         JOSEPH LAM                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         BRADLEY W. LARSON                             Senior Vice President, Sales                None
         367 Bryan Drive
         Alamo, CA  94526
         MICHELLE L. MCCANN-RAPPA*                     Senior Vice President,                      None
                                                       Retirement Plans
         SCOTT H. NOVAK*                               Senior Vice President, Insurance            None
         RICHARD M. POTOCKI                            Senior Vice President, Regional             None
         Seligman International UK Limited             Director, Europe and the Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA

                                                                FILE NO. 2-92487
                                                                        811-4078

PART C.  OTHER INFORMATION (CONTINUED)

                                                      SELIGMAN ADVISORS, INC.
                                                       AS OF APRIL 30, 1999
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            With Registrant
        --------------------                           -----------------------                     ---------------------
         BRUCE M. TUCKEY                               Senior Vice President, Sales                None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW S. VEASEY                              Senior Vice President, Sales                None
         14 Woodside Drive
         Rumson, NJ  07760
         CHARLES L. VON BREITENBACH, II*               Senior Vice President,                      None
                                                       Managed Money

         J. BRERETON YOUNG*                            Senior Vice President, Director             None
                                                       of Sales Development

         JEFFREY S. DEAN*                              Vice President, Business Analysis           None

         MASON S. FLINN                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133
         MARSHA E. JACOBY*                             Vice President, Offshore Business           None
                                                       Manager
         WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None
         JOAN M. O'CONNELL                             Vice President, Regional Retirement         None
         3707 Fifth Avenue #136                        Plans Manager
         San Diego, CA  92103
         RONALD W. POND*                               Vice President, Portfolio Advisor           None
         JEFFERY C. PLEET*                             Vice President, Regional Retirement         None
                                                       Plans Manager
         TRACY A. SALOMON*                             Vice President, Retirement Marketing        None
         HELEN SIMON*                                  Vice President, Sales Administration        None
         GARY A. TERPENING*                            Vice President, Director of Business        None
                                                       Development
         CHARLES E. WENZEL                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         JEFF BOTWINICK                                Regional Vice President                     None
         11508 Foster Road
         Overland Park, KS  66210
         KEVIN CASEY                                   Regional Vice President                     None
         19 Bayview Avenue
         Babylon, NY  11702
         RICHARD B. CALLAGHAN                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462

                                                                FILE NO. 2-92487
                                                                        811-4078

PART C.  OTHER INFORMATION (CONTINUED)

                                                      SELIGMAN ADVISORS, INC.
                                                       AS OF APRIL 30, 1999
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            With Registrant
        --------------------                           -----------------------                     ---------------------
         BRADFORD C. DAVIS                             Regional Vice President                     None
         241 110th Avenue SE
         Bellevue, WA  98004
         CHRISTOPHER J. DERRY                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         KENNETH DOUGHERTY                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         KELLI A. WIRTH DUMSER                         Regional Vice President                     None
         7121 Jardiniere Court
         Charlotte, NC  28226
         EDWARD S. FINOCCHIARO                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         MICHAEL C. FORGEA                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         CARLA A. GOEHRING                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077

         CATHY DES JARDINS                             Regional Vice President                     None
         PMB 152
         1705 14th Street
         Boulder, CO  80302

         MICHAEL K. LEWALLEN                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244

         JUDITH L. LYON                                Regional Vice President                     None
         7105 Harbour Landing
         Alpharetta, GA  30005

         TIM O'CONNELL                                 Regional Vice President                     None
         11908 Acacia Glen Court
         San Diego, CA  92128

         GEORGE M. PALMER, JR.                         Regional Vice President                     None
         1805 Richardson Place
         Tampa, FL  33606

         THOMAS PARNELL                                Regional Vice President                     None
         1575 Edgecomb Road
         St. Paul, MN  55116

         CRAIG PRICHARD                                Regional Vice President                     None
         300 Spyglass Drive
         Fairlawn, OH  44333

                                                                FILE NO. 2-92487
                                                                        811-4078

PART C.  OTHER INFORMATION (CONTINUED)

                                                      SELIGMAN ADVISORS, INC.
                                                       AS OF APRIL 30, 1999
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            With Registrant
        --------------------                           -----------------------                     ---------------------
         NICHOLAS ROBERTS                              Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003

         EUGENE P. SULLIVAN                            Regional Vice President                     None
         4858 Battery Lane                             Bethesda, MD  21814

         JAMES TAYLOR                                  Regional Vice President                     None
         1145 Kenilworth Circle
         Naperville, IL  60540

         STEVE WILSON                                  Regional Vice President                     None
         83 Kaydeross Park Road
         Saratoga Springs, NY  12866

         FRANK J. NASTA*                               Secretary                                   Secretary

         AURELIA LACSAMANA*                            Treasurer                                   None

         GAIL S. CUSHING*                              Assistant Vice President, National          None
                                                       Accounts Manager
         SANDRA G. FLORIS*                             Assistant Vice President, Order Desk        None

         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None

         ALBERT A. PISANO*                             Assistant Vice President and                None
                                                       Compliance Officer
         JOYCE PERESS*                                 Assistant Secretary                         Assistant Secretary

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

  (c)  Not Applicable

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

           Custodian:      Investors Fiduciary Trust Company
                           801 Pennsylvania
                           Kansas City, MO  64105 and
                           Seligman Data Corp.
                           100 Park Avenue
                           New York, NY  10017

ITEM 29.   MANAGEMENT SERVICES - Not Applicable.

ITEM 30. UNDERTAKINGS - The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                                                FILE NO. 2-92487
                                                                        811-4078

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 28 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of May, 1999.

                                           SELIGMAN FRONTIER FUND, INC.

                                           By: /S/ WILLIAM C. MORRIS
                                               ---------------------------------
                                               William C. Morris, Chairman

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 28 has been signed below by the following persons in the capacities indicated on May 27, 1999.

SIGNATURE                                 TITLE

/S/ BRIAN T. ZINO                         Chairman of the Board (Principal
-------------------------------            executive officer) and Director
       William C. Morris*


/S/ BRIAN T. ZINO                         President and Director
-------------------------------
     Brian T. Zino


/S/ THOMAS G. ROSE                        Treasurer (Principal financial
--------------------------------           and accounting officer)
     Thomas G. Rose

John R. Galvin, Director          )
Alice S. Ilchman, Director        )
Frank A. McPherson, Director      )
John E. Merow, Director           )       /S/ BRIAN T. ZINO
Betsy S. Michel, Director         )       ----------------------------------
James C. Pitney, Director         )           *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director        )
Richard R. Schmaltz, Director     )
Robert L. Shafer, Director        )
James N. Whitson, Director        )

                                                                FILE NO. 2-92487
                                                                        811-4078


                          SELIGMAN FRONTIER FUND, INC.
                     POST-EFFECTIVE AMENDMENT NO. 28 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A



                                  EXHIBIT INDEX

FORM N-1A ITEM NO.             DESCRIPTION
------------------             -----------

Item 23(a)                     Amended Supplementary

Item 23(i)                     Opinion and Consent of Counsel

Item 23(j)                     Consent of Independent Auditors

Item 23(l)                     Form of Purchase Agreement for Initial Capital

Item 23(m)                     Amended Administration, Shareholder Services
                               And Distribution Plan

Item 23(n)                     Financial Data Schedules